                                                                     Exhibit 2.2



================================================================================

                           EMPLOYEE MATTERS AGREEMENT


                                  by and among


                       ROCKWELL INTERNATIONAL CORPORATION,


                             ROCKWELL COLLINS, INC.


                                       and


                         ROCKWELL SCIENTIFIC COMPANY LLC


                           --------------------------

                                  June 29, 2001

                           --------------------------


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                                TABLE OF CONTENTS
                                -----------------
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ARTICLE I                  DEFINITIONS...................................................................1
         Section 1.01      General.......................................................................1

ARTICLE II                 EMPLOYEES....................................................................10
         Section 2.01      Employees....................................................................10
         Section 2.02      Employee Benefits Generally..................................................11
         Section 2.03      Collective Bargaining Agreements.............................................12

ARTICLE III                PENSION PLANS................................................................12
         Section 3.01      U.S. Pension Plan............................................................12
         Section 3.02      Stand-Alone Pension Plan.....................................................25
         Section 3.03      U.S. Non-Qualified Pension Plan..............................................26
         Section 3.04      Rockwell Collins (U.K.) Limited Pension Scheme...............................28
         Section 3.05      Rockwell U.K. Pension Scheme.................................................31
         Section 3.06      Canadian Pension Plan........................................................34

ARTICLE IV                 SAVINGS PLANS................................................................35
         Section 4.01      U.S. Salaried Savings Plan...................................................35
         Section 4.02      U.S. Hourly Represented Savings Plan.........................................36
         Section 4.03      U.S. Hourly Non-Represented Savings Plan.....................................37
         Section 4.04      Non-Qualified Savings Plans..................................................38
         Section 4.05      Canadian Savings Plans.......................................................39

ARTICLE V                  STOCK PLANS..................................................................42
         Section 5.01      Stock Plans..................................................................42

ARTICLE VI                 OTHER EMPLOYEE PLANS AND MATTERS.............................................43
         Section 6.01      Welfare Plans................................................................43
         Section 6.02      Incentive Compensation Plans.................................................47
         Section 6.03      Deferred Compensation Plan...................................................48
         Section 6.04      Severance Pay................................................................49
         Section 6.05      Employment, Consulting and Other Employee Related Agreements.................51
         Section 6.06      Other Liabilities............................................................51
         Section 6.07      Funding of Master Rabbi Trusts...............................................52

ARTICLE VII                MISCELLANEOUS................................................................53
         Section 7.01      Indemnification..............................................................53
         Section 7.02      Cooperation..................................................................53
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
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         Section 7.03      Sharing of Information.......................................................53
         Section 7.04      Entire Agreement; Construction...............................................53
         Section 7.05      Survival of Agreements.......................................................54
         Section 7.06      Governing Law................................................................54
         Section 7.07      Notices......................................................................54
         Section 7.08      Amendments...................................................................54
         Section 7.09      Assignment...................................................................54
         Section 7.10      Captions; Currency...........................................................55
         Section 7.11      Severability.................................................................55
         Section 7.12      Parties in Interest..........................................................55
         Section 7.13      Schedules....................................................................56
         Section 7.14      Termination..................................................................56
         Section 7.15      Waivers; Remedies............................................................56
         Section 7.16      Counterparts.................................................................56
         Section 7.17      Performance..................................................................56
         Section 7.18      Interpretation...............................................................56


SCHEDULES

Schedule 1.01                  -    Certain Definitions
Schedule 1.02                  -    Certain Rockwell Split Optionees
Schedule 2.01(a)               -    Certain Rockwell Automation Employees
Schedule 2.01(b)               -    Certain Rockwell Collins Employees
Schedule 2.01(c)               -    Certain Rockwell Science Center Employees
Schedule 2.01(d)               -    Certain Former Rockwell Corporate Employees
Schedule 3.04(b)(i)            -    U.K. Actuary's Schedule
Schedule 5.01(a)               -    Rockwell Option Adjustment - Rockwell Automation Optionees
Schedule 5.01(b)               -    Rockwell Option Adjustment - Rockwell Collins Optionees
Schedule 5.01(c)(i)            -    Rockwell Split Options - Rockwell Options
Schedule 5.01(c)(ii)           -    Rockwell Split Options - Rockwell Collins Options


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

                           EMPLOYEE MATTERS AGREEMENT


         EMPLOYEE MATTERS AGREEMENT (this "Agreement") dated as of June 29, 2001 by and among (i) ROCKWELL INTERNATIONAL CORPORATION, a Delaware corporation ("Rockwell"), (ii) ROCKWELL COLLINS, INC., a Delaware corporation and, as of the date hereof, a wholly-owned subsidiary of Rockwell ("Rockwell Collins"), and
(iii) ROCKWELL SCIENTIFIC COMPANY LLC, a Delaware limited liability company and, as of the date hereof, a wholly-owned subsidiary of Rockwell ("Rockwell Science Center").

         WHEREAS, the Rockwell Board has determined that it is appropriate and desirable to distribute all outstanding shares of Rockwell Collins Common Stock on a pro rata basis to the holders of Rockwell Common Stock (the
"Distribution"); and

         WHEREAS, Rockwell, Rockwell Collins and Rockwell Science Center are entering into a Distribution Agreement dated as of the date hereof (the "Distribution Agreement") which, among other things, sets forth the principal corporate transactions required to effect the Distribution and certain other agreements that will govern certain matters relating to the Distribution; and

         WHEREAS, in connection with the Distribution, Rockwell, Rockwell Collins and Rockwell Science Center have determined that it is appropriate and desirable to provide for the allocation of certain assets and liabilities and certain other matters relating to employees, employee benefit plans and compensation arrangements;

         NOW, THEREFORE, in consideration of the premises and of the respective agreements and covenants contained in this Agreement, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS


         Section 1.01 General. Capitalized terms used in this Agreement but not defined herein (other than the names of employee benefit plans) will have the meanings ascribed to such terms in the Distribution Agreement. As used in this Agreement (or in any Schedule to this Agreement), the terms defined in Schedule
1.01 will have the meanings set forth in such Schedule 1.01, the terms defined in Section 3.01(e) will have the meanings set forth in such Section 3.01(e) and the following terms will have the following meanings (in each case, such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "ACTIVE ROCKWELL AUTOMATION EMPLOYEE" means any individual who, immediately after the Time of Distribution, will be employed by a member of the Rockwell Automation Group pursuant to Section 2.01(a) (other than any such individual who was an employee of the corporate office of Rockwell prior to the Distribution and who has not accepted permanent employment with a member of the Rockwell Automation Group as of the Time of Distribution).

                  "ACTIVE ROCKWELL COLLINS CANADIAN EMPLOYEE" means any Active Rockwell Collins Employee who was employed by a Canadian subsidiary of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) immediately prior to the Time of Distribution.

                  "ACTIVE ROCKWELL COLLINS EMPLOYEE" means any individual who, immediately after the Time of Distribution, will be (a) employed by a member of the Rockwell Collins Group pursuant to Section 2.01(b) or (b) a Holdover Employee.

                  "ACTIVE ROCKWELL SCIENCE CENTER EMPLOYEE" means any individual who, immediately after the Time of Distribution, will be employed by a member of the Rockwell Science Center Group pursuant to Section 2.01(c).

                  "AGREEMENT" will have the meaning ascribed thereto in the preamble.

                  "CANADIAN HOLDOVER TERM" means the Holdover Term (as defined in the Transition Agreement) during which an Affiliate of Rockwell will continue to employ Active Rockwell Collins Canadian Employees pursuant to Section 12 of the Transition Agreement.

                  "DISCRETIONARY PRACTICE" will have the meaning ascribed thereto in Section 3.04(a)(v).

                  "DISTRIBUTION" will have the meaning ascribed thereto in the recitals.

                  "DISTRIBUTION AGREEMENT" will have the meaning ascribed thereto in the recitals.

                  "DIVESTED BUSINESS EMPLOYEE" means any Pre-Distribution Group Employee who is not, immediately after the Time of Distribution, an Active Rockwell Automation Employee, a Former Rockwell Automation Employee, an Active Rockwell Collins Employee, a Former Rockwell Collins Employee, an Active Rockwell Science Center Employee, a Former Rockwell Science Center Employee or a Former Rockwell Corporate Employee, and whose most recent active employment with Rockwell or any other member of the Pre-Distribution Group (during a time that such member of the Pre-Distribution


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         Group was an affiliate of Rockwell or its predecessors) was with an
         Unrelated Former Business, whether or not such individual remains employed by such Unrelated Former Business as of the Time of Distribution. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor legislation.

                  "FORMER ROCKWELL AUTOMATION EMPLOYEE" means any Pre-Distribution Group Employee who is not, immediately after the Time of Distribution, an Active Rockwell Automation Employee, an Active Rockwell Collins Employee or an Active Rockwell Science Center Employee, and whose most recent active employment with Rockwell or any other member of the Pre-Distribution Group (during a time that such member of the Pre-Distribution Group was an affiliate of Rockwell or its predecessors) was with the Rockwell Automation Business.

                  "FORMER ROCKWELL COLLINS EMPLOYEE" means any Pre-Distribution Group Employee who is not, immediately after the Time of Distribution, an Active Rockwell Collins Employee, an Active Rockwell Automation Employee or an Active Rockwell Science Center Employee, and whose most recent active employment with Rockwell or any other member of the Pre-Distribution Group (during a time that such member of the Pre-Distribution Group was an affiliate of Rockwell or its predecessors) was with the Rockwell Collins Business.

                  "FORMER ROCKWELL CORPORATE EMPLOYEE" means any Pre-Distribution Group Employee who is not, immediately after the Time of Distribution, an Active Rockwell Automation Employee, a Former Rockwell Automation Employee, an Active Rockwell Collins Employee, a Former Rockwell Collins Employee, an Active Rockwell Science Center Employee or a Former Rockwell Science Center Employee, and whose most recent active employment with Rockwell or any other member of the Pre-Distribution Group (during a time that such member of the Pre-Distribution Group was an affiliate of Rockwell or its predecessors) was with the corporate office of Rockwell or its predecessors (including Rockwell's and its predecessor's corporate offices located in Pittsburgh, Pennsylvania, El Segundo, California, Seal Beach, California, Costa Mesa, California or Milwaukee, Wisconsin). Any individual who was an employee of the corporate office of Rockwell prior to the Distribution who is employed by a member of the Rockwell Automation Group as of or immediately after the Time of Distribution will nevertheless be considered a Former Rockwell Corporate Employee if such individual has not accepted permanent employment with a member of the Rockwell Automation Group as of the Time of Distribution. Notwithstanding anything to the contrary contained herein, those individuals

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
         identified on the attached Schedule 2.01(d) will be considered Former Rockwell Corporate Employees.

                  "FORMER ROCKWELL SCIENCE CENTER EMPLOYEE" means any Pre-Distribution Group Employee who is not, immediately after the Time of Distribution, an Active Rockwell Science Center Employee, an Active Rockwell Automation Employee or an Active Rockwell Collins Employee, and whose most recent active employment with Rockwell or any other member of the Pre-Distribution Group (during a time that such member of the Pre-Distribution Group was an affiliate of Rockwell or its predecessors) was with the Rockwell Science Center Business.

                  "GUARANTEED MINIMUM PENSION" has the meaning given to it in section 8(2) of the U.K. Pension Schemes Act 1993.

                  "HOLDOVER EMPLOYEES" will have the meaning ascribed thereto in the Transition Agreement.

                  "INCENTIVE COMPENSATION PLAN" means the Rockwell International Corporation Incentive Compensation Plan.

                  "LTIP" will have the meaning ascribed thereto in Section 6.02(a).

                  "PBGC" means the Pension Benefit Guaranty Corporation.

                  "PRE-DISTRIBUTION GROUP EMPLOYEE" means any individual who was, at any time prior to the Time of Distribution, employed by Rockwell or any other member of the Pre-Distribution Group (during a time that such member of the Pre-Distribution Group was an affiliate of Rockwell or its predecessors).

                  "REC (U.K.)" means Rockwell Electronic Commerce Limited.

                  "RIL (U.K.)" means Rockwell International Limited.

                  "RIL/REC (U.K.) EMPLOYEES" means those active employees of Rockwell International Limited or Rockwell Electronic Commerce Limited who are active members of the Rockwell Collins (U.K.) Scheme as of the Time of Distribution.

                  "ROCKWELL" will have the meaning ascribed thereto in the preamble.

                  "ROCKWELL AUTOMATION DEFERRED COMPENSATION PLAN" will have the meaning ascribed thereto in Section 6.03(a)(i).


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

                  "ROCKWELL AUTOMATION MASTER RABBI TRUST" means the master rabbi trust related to the Rockwell Automation Deferred Compensation Plan, the Rockwell Automation Non-Qualified Pension Plan and the Rockwell Automation Non-Qualified Savings Plan.

                  "ROCKWELL AUTOMATION NON-QUALIFIED PENSION PLAN" will have the meaning ascribed thereto in Section 3.03(a)(i).

                  "ROCKWELL AUTOMATION NON-QUALIFIED SAVINGS PLAN" will have the meaning ascribed thereto in Section 4.04(a)(i).

                  "ROCKWELL AUTOMATION OPTIONEE" means any Person who immediately after the Time of Distribution is an Active Rockwell Automation Employee, other than (a) those who were employees of the corporate office of Rockwell prior to the Time of Distribution and become employees of the Rockwell Automation Business (or remain employees of the Rockwell corporate office) in connection with the Distribution and (b) those who are set forth on Schedule 1.02.

                  "ROCKWELL AUTOMATION PARTICIPANT" means any individual who, immediately after the Time of Distribution, is (a) an Active Rockwell Automation Employee, (b) a Former Rockwell Automation Employee or (c) a beneficiary of either of the foregoing.

                  "ROCKWELL CANADIAN DEFERRED PROFIT SHARING PLAN" means the Rockwell Automation Canada Inc. Employees' Savings Plan.



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

                  "ROCKWELL CANADIAN EMPLOYEES PROFIT SHARING PLAN" means the Employees Profit Sharing Plan of Rockwell Automation Canada Inc.

                  "ROCKWELL CANADIAN PENSION PLAN" means the pension plan for employees of Rockwell Automation of Canada Inc.

                  "ROCKWELL CANADIAN SAVINGS PLAN" means the Rockwell Automation Canada Inc. Employees' Retirement Savings Plan.

                  "ROCKWELL CIF" will have the meaning ascribed thereto in
         Section 3.05(b)(ii).

                  "ROCKWELL COLLINS" will have the meaning ascribed thereto in the preamble.

                  "ROCKWELL COLLINS CANADIAN DEFERRED PROFIT SHARING PLAN" will have the meaning ascribed thereto in Section 4.05(b)(i).

                  "ROCKWELL COLLINS CANADIAN EMPLOYEES PROFIT SHARING PLAN" will have the meaning ascribed thereto in Section 4.05(c)(i).

                  "ROCKWELL COLLINS CANADIAN PENSION PLAN" will have the meaning ascribed thereto in Section 3.06(a).

                  "ROCKWELL COLLINS CANADIAN SAVINGS PLAN" will have the meaning ascribed thereto in Section 4.05(a)(i).

                  "ROCKWELL COLLINS HOURLY NON-REPRESENTED SAVINGS PLAN" will have the meaning ascribed thereto in Section 4.03(a).

                  "ROCKWELL COLLINS HOURLY REPRESENTED SAVINGS PLAN" will have the meaning ascribed thereto in Section 4.02(a).

                  "ROCKWELL COLLINS OPTION" means an option to purchase from Rockwell Collins shares of Rockwell Collins Common Stock provided to a holder of a Rockwell Option pursuant to Section 5.01.

                  "ROCKWELL COLLINS OPTIONEE" means any Person who immediately after the Time of Distribution is an Active Rockwell Collins Employee, other than (a) those who were employees of the corporate office of Rockwell prior to the Time of Distribution and become employees of the Rockwell Collins Business in connection with the Distribution and (b) those who are set forth on Schedule 1.02.

                  "ROCKWELL COLLINS PARTICIPANT" means any individual who, immediately after the Time of Distribution, is (a) an Active Rockwell Collins Employee, (b) a Former Rockwell Collins Employee, (c) a Divested Business Employee, (d) a Former Rockwell Corporate Employee or
         (e) a beneficiary of any of the foregoing.

                  "ROCKWELL COLLINS SALARIED SAVINGS PLAN" will have the meaning ascribed thereto in Section 4.01(a).

                  "ROCKWELL COLLINS (U.K.)" means Rockwell Collins (U.K.)
         Limited.

                  "ROCKWELL COLLINS (U.K.) EMPLOYEES" means those active employees of Rockwell Collins (U.K.) who are active members of the Rockwell U.K. Plan at the Time of Distribution.

                  "ROCKWELL COLLINS (U.K.) SCHEME" means the Rockwell Collins (U.K.) Limited Pension Scheme.

                  "ROCKWELL COLLINS (U.K.) SCHEME DEBT CERTIFICATE" will have the meaning ascribed thereto in Section 3.04(c)(i).

                  "ROCKWELL COLLINS (U.K.) SCHEME DEFICIENCY DEBT" means any liability of RIL (U.K.) or REC (U.K.) under section 75 of the U.K. Pensions Act 1995 referable to the cessation of its participation in the Rockwell Collins (U.K.) Scheme under the terms of this Agreement.

                  "ROCKWELL COLLINS (U.K.) SCHEME PAYMENT DATE" means (a) the latest of (i) September 21, 2001 and (ii) seven days after the Inland Revenue has given its approval to the transfer contemplated in Section 3.04(b)(ii) or (b) such other date as Rockwell and Rockwell Collins shall agree to in writing.

                  "ROCKWELL COLLINS (U.K.) SCHEME TRANSFER PAYMENT" means the amount in respect of the Transferring RIL/REC (U.K.) Employees calculated in accordance with Section 3.04(b)(i).

                  "ROCKWELL COLLINS WELFARE PARTICIPANTS" means all individuals who were covered under Rockwell Welfare Plans prior to the Time of Distribution (other than Rockwell Automation Participants and Rockwell Science Center Participants), including all Rockwell Collins Participants.

                  "ROCKWELL COLLINS WELFARE PLANS" will have the meaning ascribed thereto in Section 6.01(a).
                  "ROCKWELL DEFERRED COMPENSATION PLAN" means the Rockwell International Corporation Deferred Compensation Plan, the name of which has been or will be changed to the "Rockwell Collins Deferred Compensation Plan" pursuant to Section 6.03(a)(ii).

                  "ROCKWELL GROUP TRUST" means the group trust related to the Rockwell Pension Plan, the name of which has been or will be changed to the "Rockwell Collins Master Trust" pursuant to Section 3.01(a)(ii).

                  "ROCKWELL HOURLY NON-REPRESENTED SAVINGS PLAN" means the Rockwell International Corporation Non-Represented Hourly Retirement Savings Plan.

                  "ROCKWELL HOURLY REPRESENTED SAVINGS PLAN" means the Rockwell International Corporation Retirement Savings Plan for Certain Employees.

                  "ROCKWELL MASTER RABBI TRUST" means the master rabbi trust related to the Rockwell Deferred Compensation Plan, the Rockwell Non-Qualified Pension Plan and the Rockwell Non-Qualified Savings Plan, the name of which has been or will be changed to the "Rockwell Collins Master Rabbi Trust - Deferred

         Compensation, Non-Qualified Savings and Non-Qualified Pension Plans" pursuant to Section 3.03(a)(ii).

                  "ROCKWELL NON-QUALIFIED PENSION PLAN" means the Rockwell International Corporation Non-Qualified Retirement Plan, the name of which has been or will be changed to the "Rockwell Collins Non-Qualified Pension Plan" pursuant to Section 3.03(a)(ii).

                  "ROCKWELL NON-QUALIFIED SAVINGS PLAN" means the Rockwell International Corporation Non-Qualified Retirement Savings Plan, the name of which has been or will be changed to the "Rockwell Collins Non-Qualified Savings Plan" pursuant to Section 4.04(a)(ii).

                  "ROCKWELL OPTION" means an option to purchase from Rockwell shares of Rockwell Common Stock granted pursuant to one of the Rockwell Stock Plans.

                  "ROCKWELL PENSION PLAN" means the Rockwell Retirement Plan, the name of which has been or will be changed to the "Rockwell Collins Retirement Plan" pursuant to Section 3.01(a)(ii).

                  "ROCKWELL SALARIED SAVINGS PLAN" means the Rockwell International Corporation Salaried Retirement Savings Plan.

                  "ROCKWELL SCIENCE CENTER" will have the meaning ascribed thereto in the preamble.

                  "ROCKWELL SCIENCE CENTER DEFERRED COMPENSATION PLAN" will have the meaning ascribed thereto in Section 6.03(a)(i).

                  "ROCKWELL SCIENCE CENTER MASTER RABBI TRUST" means the master rabbi trust related to the Rockwell Science Center Deferred Compensation Plan, the Rockwell Science Center Non-Qualified Pension Plan and the Rockwell Science Center Non-Qualified Savings Plan.

                  "ROCKWELL SCIENCE CENTER NON-QUALIFIED PENSION PLAN" will have the meaning ascribed thereto in Section 3.03(a)(i).

                  "ROCKWELL SCIENCE CENTER NON-QUALIFIED SAVINGS PLAN" will have the meaning ascribed thereto in Section 4.04(a)(i).

                  "ROCKWELL SCIENCE CENTER PARTICIPANT" means any individual who, immediately after the Time of Distribution, is (a) an Active Rockwell Science Center Employee, (b) a Former Rockwell Science Center Employee or (c) a beneficiary of either of the foregoing.



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
                  "ROCKWELL SCIENCE CENTER SALARIED SAVINGS PLAN" will have the meaning ascribed thereto in Section 4.01(a).

                  "ROCKWELL SCIENCE CENTER WELFARE PLANS" will have the meaning ascribed thereto in Section 6.01(a).

                  "ROCKWELL SPLIT OPTION" means any Rockwell Option outstanding as of the Time of Distribution held by a Rockwell Split Optionee.

                  "ROCKWELL SPLIT OPTIONEE" means any individual who holds Rockwell Options at the Time of Distribution who is not a Rockwell Automation Optionee or a Rockwell Collins Optionee (and shall include those individuals set forth on Schedule 1.02).

                  "ROCKWELL STOCK PLANS" means, collectively, the Rockwell 2000 Long-Term Incentives Plan, the Rockwell 1995 Long-Term Incentives Plan, the Rockwell 1988 Long-Term Incentives Plan and the Rockwell Directors Stock Plan.

                  "ROCKWELL U.K. PLAN" means the Rockwell U.K. Pension Scheme (formerly known as the Rockwell U.K. Executive Pension Plan).

                  "ROCKWELL U.K. PLAN DEBT CERTIFICATE" will have the meaning ascribed thereto in Section 3.05(c)(i).

                  "ROCKWELL U.K. PLAN DEFICIENCY DEBT" means any liability of Rockwell Collins (U.K.) under section 75 of the U.K. Pensions Act 1995 referable to the cessation of its participation in the Rockwell U.K. Plan under the terms of this Agreement.

                  "ROCKWELL U.K. PLAN PAYMENT DATE" means (a) the latest of (i) September 21, 2001 and (ii) seven days after the Inland Revenue has given its approval to the transfer contemplated in Section 3.05(b)(ii) or (b) such other date as Rockwell and Rockwell Collins shall agree to in writing.

                  "ROCKWELL U.K. PLAN TRANSFER PAYMENT" means the amount in respect of Transferring Rockwell Collins (U.K.) Employees calculated in accordance with Section 3.05(b)(i).

                  "ROCKWELL WELFARE PLANS" means the Welfare Plans and other employee welfare benefit and fringe benefit arrangements maintained by Rockwell and its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) prior to the Time of Distribution.

                  "STAND-ALONE PENSION PLAN" will have the meaning ascribed thereto in Section 3.02.

                  "TRANSFERRING RIL/REC (U.K.) EMPLOYEES" means those RIL/REC (U.K.) Employees who request a transfer of assets in accordance with invitations provided pursuant to Section 3.04(a)(iii).

                  "TRANSFERRING ROCKWELL COLLINS (U.K.) EMPLOYEES" means those Rockwell Collins (U.K.) Employees who request a transfer of assets in accordance with invitations provided pursuant to Section 3.05(a)(iii).

                  "U.K. ACTUARY" means Towers Perrin.

                  "WELFARE PLAN" means any employee welfare benefit plan as defined in Section 3(1) of ERISA, including medical, vision, dental and other health plans, retiree health plans, life insurance plans, retiree life insurance plans, accidental death and dismemberment plans, long-term disability plans and severance pay plans.

                                   ARTICLE II

                                    EMPLOYEES


         Section 2.01 Employees.

         (a) Each individual employed by Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) immediately prior to the Distribution and (x) who is engaged primarily in the Rockwell Automation Business or (y) who Rockwell consents to becoming an Active Rockwell Automation Employee, it being understood that Rockwell has granted such consent in respect of individuals identified on the attached Schedule 2.01(a) (including, in the case of both clauses (x) and (y), those who are actively employed or on lay-off, leave, short-term or long-term disability or other permitted absence from employment) will be employed by a member of the Rockwell Automation Group immediately after the Time of Distribution and will be an Active Rockwell Automation Employee. Notwithstanding the foregoing, the parties acknowledge and agree that any such individual employed by a member of the Rockwell Automation Group immediately after the Time of Distribution who is not identified on Schedule 2.01(a), who was an employee of the corporate office of Rockwell prior to the Distribution and who has not accepted permanent employment with a member of the Rockwell Automation Group as of the Time of Distribution will be considered a Former Rockwell Corporate Employee (and not an Active Rockwell Automation Employee).

         (b) Each individual employed by Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) immediately prior to the Distribution and (x) who is engaged primarily in the Rockwell Collins Business or (y) who Rockwell consents to becoming an Active Rockwell Collins Employee, it being understood that Rockwell has granted such consent in respect of individuals identified on the attached Schedule 2.01(b) (including, in the case of both clauses (x) and (y), those who are actively employed or on lay-off, leave, short-term or long-term disability or other permitted absence from employment) will be employed by a member of the Rockwell Collins Group immediately after the Time of Distribution and will be an Active Rockwell Collins Employee, except that Holdover Employees will continue to be employed by Affiliates of Rockwell for a transitional period after the Distribution Date pursuant to Section 12 of the Transition Agreement. Rockwell and Rockwell Collins acknowledge and agree that Holdover Employees will nevertheless be considered Active Rockwell Collins Employees hereunder from and after the Time of Distribution.

         (c) Each individual employed by Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) immediately prior to the Distribution and (x) who is engaged primarily in the Rockwell Science Center Business or (y) who Rockwell consents to becoming an Active Rockwell Science Center Employee, it being understood that Rockwell has granted such consent in respect of individuals identified on the attached Schedule 2.01(c) (including, in the case of both clauses (x) and (y), those who are actively employed or on lay-off, leave, short-term or long-term disability or other permitted absence from employment) will be employed by a member of the Rockwell Science Center Group immediately after the Time of Distribution and will be an Active Rockwell Science Center Employee.

         (d) Nothing contained in this Section 2.01 is intended to confer upon any employee of the Rockwell Automation Group, the Rockwell Collins Group or the Rockwell Science Center Group any right to continued employment after the Distribution Date.

         Section 2.02 Employee Benefits Generally. Until at least January 1, 2003, (a) the Rockwell Collins Group will provide to Rockwell Collins Participants employee benefits that are substantially comparable in the aggregate to the employee benefits provided to Rockwell Collins Participants by Rockwell and its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) immediately prior to the Time of Distribution and (b) the Rockwell Science Center will provide to Rockwell Science Center Participants employee benefits that are substantially comparable in the aggregate to the employee benefits provided to Rockwell Science Center Participants by Rockwell and its Subsidiaries (including members of the Rockwell Science Center Group) immediately prior to the

Time of Distribution. Notwithstanding the foregoing, the parties acknowledge and agree that the failure of the Rockwell Collins Group to provide a defined benefit pension plan to its employees in Canada will not be deemed to violate the terms of this Section 2.02.

         Section 2.03 Collective Bargaining Agreements.

         (a) Effective as of the Time of Distribution, Rockwell will, or will cause one or more Rockwell Subsidiaries to, unconditionally assume or retain (as applicable) all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) (including Liabilities relating to wages, hours or other terms and conditions of employment) relating to Rockwell Automation Participants under each of the collective bargaining agreements of the Pre-Distribution Group relating to the Rockwell Automation Business and collateral agreements related thereto.

         (b) Effective as of the Time of Distribution, Rockwell Collins will, or will cause one or more Rockwell Collins Subsidiaries to, unconditionally assume or retain (as applicable) all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) (including Liabilities relating to wages, hours or other terms and conditions of employment) relating to Rockwell Collins Participants under each of the collective bargaining agreements of the Pre-Distribution Group relating to the Rockwell Collins Business or any Unrelated Former Business and collateral agreements related thereto.

                                   ARTICLE III

                                  PENSION PLANS


         Section 3.01 U.S. Pension Plan.

         (a) Establishment and Sponsorship of Pension Plans and Trusts.

         (i) Prior to the Time of Distribution, Rockwell will have established
(A) a new defined benefit pension plan which will be qualified under Section 401(a) of the Code (the "Rockwell Automation Pension Plan"), the purpose of which will be to provide benefits to eligible Rockwell Automation Participants, and a group trust related thereto which will be exempt from taxation under
Section 501(a) of the Code (the "Rockwell Automation Group Trust") and (B) a new defined benefit pension plan which will be qualified under Section 401(a) of the Code (the "Rockwell Science Center Pension Plan"), the purpose of which will be to provide benefits to eligible Rockwell Science Center Participants, and a group trust related thereto which will be exempt from taxation under Section 501(a) of the Code (the "Rockwell Science Center Group Trust"). The Rockwell Automation Pension Plan and the Rockwell Science Center Pension Plan each will credit each participant thereunder for purposes of eligibility to participate, vesting, benefit accruals and all other plan purposes with all service which had been credited to such participant for such purposes under the Rockwell Pension Plan immediately prior to the Time of Distribution (excluding any such service which was not counted under the Rockwell Pension Plan by operation of its "break in service" rules).

         (ii) Effective as of the Time of Distribution, Rockwell Collins hereby assumes sponsorship of the Rockwell Pension Plan and the Rockwell Group Trust, and (if not already completed) will promptly change the name of the Rockwell Pension Plan to the "Rockwell Collins Retirement Plan" and change the name of the Rockwell Group Trust to the "Rockwell Collins Master Trust". Effective as of the Time of Distribution, Rockwell hereby retains sponsorship of the Rockwell Automation Pension Plan and the Rockwell Automation Group Trust. Effective as of the Time of Distribution, Rockwell Science Center hereby assumes sponsorship of the Rockwell Science Center Pension Plan and the Rockwell Science Center Group Trust.

         (b) Assumption of Pension Plan Liabilities.

         (i) Effective as of the Time of Distribution, Rockwell hereby assumes, and agrees to fully perform, pay and discharge, and agrees to cause the Rockwell Automation Pension Plan and the Rockwell Automation Group Trust to assume, and to fully perform, pay and discharge, all accrued benefit and other Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group), the Rockwell Pension Plan and the Rockwell Group Trust under and relating to the Rockwell Pension Plan and the Rockwell Group Trust with respect to Rockwell Automation Participants who were covered under the Rockwell Pension Plan prior to the Time of Distribution. The Liabilities assumed by Rockwell, the Rockwell Automation Pension Plan and the Rockwell Automation Group Trust pursuant to the preceding sentence will be considered to have been transferred from the Rockwell Pension Plan and the Rockwell Group Trust to the Rockwell Automation Pension Plan and the Rockwell Automation Group Trust on the Distribution Date.

         (ii) Effective as of the Time of Distribution, Rockwell Science Center hereby assumes, and agrees to fully perform, pay and discharge, and agrees to cause the Rockwell Science Center Pension Plan and the Rockwell Science Center Group Trust to assume, and to fully perform, pay and discharge, all accrued benefit and other Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group), the Rockwell Pension Plan and the Rockwell Group Trust under and relating to the Rockwell Pension Plan and the Rockwell Group Trust with respect to Rockwell Science Center Participants who were covered under the Rockwell Pension Plan prior to the Time of Distribution. The Liabilities assumed by Rockwell Science Center, the Rockwell Science Center Pension Plan and the Rockwell Science Center Group Trust pursuant to the preceding sentence will be considered to have been transferred from the Rockwell Pension Plan and the Rockwell Group Trust to the Rockwell Science Center Pension Plan and the Rockwell Science Center Group Trust on the Distribution Date.

         (iii) Effective as of the Time of Distribution, Rockwell Collins hereby assumes or retains, as applicable, and agrees to fully perform, pay and discharge, and agrees to cause the Rockwell Pension Plan and the Rockwell Group Trust to retain, and to fully perform, pay and discharge, all accrued benefit and other Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group), the Rockwell Pension Plan and the Rockwell Group Trust under and relating to the Rockwell Pension Plan and the Rockwell Group Trust with respect to all participants who were covered under the Rockwell Pension Plan prior to the Time of Distribution (other than Rockwell Automation Participants and Rockwell Science Center Participants), including all Rockwell Collins Participants.

         (c) Transfers of Pension Plan Assets.

         (i) At least 30 days prior to the Time of Distribution, Rockwell will have filed with the IRS a proper notice on IRS Forms 5310-A regarding (A) the transfer of assets and liabilities from the Rockwell Pension Plan and the Rockwell Group Trust to the Rockwell Automation Pension Plan and the Rockwell Automation Group Trust and (B) the transfer of assets and liabilities from the Rockwell Pension Plan and the Rockwell Group Trust to the Rockwell Science Center Pension Plan and the Rockwell Science Center Group Trust.

         (ii) Prior to the Time of Distribution, the PBGC and IRS waiting periods applicable to the transfers of assets and liabilities from the Rockwell Pension Plan and the Rockwell Group Trust to the Rockwell Automation Pension Plan and the Rockwell Automation Group Trust contemplated by this Section 3.01 will have expired or terminated. On or prior to the Distribution Date, assets (the form of which have been agreed upon by Rockwell and Rockwell Collins) having a value equal to an amount determined by Rockwell will have been transferred from the Rockwell Group Trust to the Rockwell Automation Group Trust.

         (iii) Prior to the Time of Distribution, the PBGC and IRS waiting periods applicable to the transfers of assets and liabilities from the Rockwell Pension Plan and the Rockwell Group Trust to the Rockwell Science Center Pension Plan and the Rockwell Science Center Group Trust contemplated by this Section
3.01 will have expired or terminated. On or prior to the Distribution Date, assets (the form of which have been agreed upon by Rockwell, Rockwell Collins and Rockwell Science Center) having a value equal to an amount determined by Rockwell will have been transferred from the Rockwell Group Trust to the Rockwell Science Center Group Trust.

         (iv) For purposes of determining the Allocated Rockwell Automation Pension Asset Amount and the Allocated Rockwell Science Center Pension Asset Amount the Actual Aggregate Pension Asset Amount will be allocated among (x) the Rockwell Pension Plan and the Rockwell Group Trust, (y) the Rockwell Automation Pension Plan and the Rockwell Automation Group Trust and (z) the Rockwell Science Center Pension Plan and the Rockwell Science Center Group Trust as follows:

                  (A) If the Actual Aggregate Pension Asset Amount is less than the aggregate Distribution Date ABO for all of the Pension Plans (taken together), then the Actual Aggregate Pension Asset Amount will be allocated among

         (x) the Rockwell Pension Plan and the Rockwell Group Trust, (y) the Rockwell Automation Pension Plan and the Rockwell Automation Group Trust and (z) the Rockwell Science Center Pension Plan and the Rockwell Science Center Group Trust in accordance with Section 4044 of ERISA and the regulations thereunder, using a discount rate of 7.5% and actuarial assumptions (other than such discount rate) specified in the January 2001 Pension Plan Actuarial Valuation; or

                  (B) If the Actual Aggregate Pension Asset Amount is equal to or greater than the aggregate Distribution Date ABO for all of the Pension Plans (taken together), then the Actual Aggregate Pension Asset Amount will be allocated among (x) the Rockwell Pension Plan and the Rockwell Group Trust, (y) the Rockwell Automation Pension Plan and the Rockwell Automation Group Trust and (z) the Rockwell Science Center Pension Plan and the Rockwell Science Center Group Trust, in accordance with the following priorities:

                           (1) First, each Pension Plan (and the related Trust)
                  will have allocated to it that portion of the Actual Aggregate Pension Asset Amount equal to (I) in the case of the Rockwell Automation Pension Plan, the Distribution Date ABO for Rockwell Automation Participants, (II) in the case of the Rockwell Science Center Pension Plan, the Distribution Date ABO for Rockwell Science Center Participants, and (III) in the case of the Rockwell Pension Plan, the Distribution Date ABO for all participants covered under the Rockwell Pension Plan (other than Rockwell Automation Participants and Rockwell Science Center Participants), including Rockwell Collins Participants;

                           (2) Second, the Rockwell Science Center Pension Plan
                  (and the Rockwell Science Center Group Trust) will have allocated to it that portion, if any, of any Step 2 Excess Amount that is required to be allocated to it in order to comply with Government Cost Accounting Standard (CAS) 413-50(c)(5)(ii) (as may be reflected in any applicable agreement with the U.S. government);

                           (3) Third, if either of the Rockwell Pension Plan or
                  the Rockwell Automation Pension Plan has a Step 3 ERISA 4044 Funded Percentage of less than 100%, then whichever of the Rockwell Pension Plan and the Rockwell Automation Pension Plan has the lower Step 3 ERISA 4044 Funded Percentage (and the related Trust) will have allocated to it any Step 3 Excess Amount until the ERISA 4044 Funded Percentage of such Pension Plan is equal (after giving effect to the allocation under this Section 3.01(c)(iv)(B)(3)) to the lesser of (I) the ERISA 4044 Funded Percentage of whichever of the Rockwell Pension Plan and the Rockwell Automation Pension Plan had the higher Step 3 ERISA 4044 Funded Percentage or (II) 100%;

                           (4) Fourth, if the ERISA 4044 Funded Percentage of
                  each of the Rockwell Pension Plan and the Rockwell Automation Pension Plan (after giving effect to the allocation under Section 3.01(c)(iv)(B)(3)) is less than 100%, then the Rockwell Pension Plan and the Rockwell Automation Pension Plan each will have allocated to it, on a pro rata basis (based on the ratio of each such Pension Plan's Step 4 ERISA 4044 Shortfall Amount to the aggregate Step 4 ERISA 4044 Shortfall Amount of such two Pension Plans), any Step 4 Excess Amount until the ERISA 4044 Funded Percentage of each such Pension Plan is equal to 100% (after giving effect to the allocation under this Section 3.01(c)(iv)(B)(4));

                           (5) Fifth, the Rockwell Pension Plan (and the
                  Rockwell Group Trust) will have allocated to it that portion, if any, of any Step 5 Excess Amount that is required to be allocated to it in order to comply with Government Cost Accounting Standard (CAS) 413-50(c)(5)(ii) (as may be reflected in any applicable agreement with the U.S. government);

                           (6) Sixth, the Pension Plan with the lowest Step 6
                  ABO Funded Percentage (and the related Trust) will have allocated to it any Step 6 Excess Amount until the ABO Funded Percentage of such Pension Plan is equal (after giving effect to the allocation under this Section 3.01(c)(iv)(B)(6)) to the ABO

                  Funded Percentage of the Pension Plan with the next lowest Step 6 ABO Funded Percentage;

                           (7) Seventh, the two Pension Plans with the lowest
                  Step 7 ABO Funded Percentage each will have allocated to it, on a pro rata basis (based on the ratio of each such Pension Plan's ABO Percentage to the aggregate ABO Percentage of such two Pension Plans), any Step 7 Excess Amount until the ABO Funded Percentage of each such Pension Plan is equal (after giving effect to the allocation under this Section 3.01(c)(iv)(B)(7)) to the ABO Funded Percentage of the Pension Plan with the highest Step 7 ABO Funded Percentage; and

                           (8) Eighth, each Pension Plan will have allocated to
                  it such Pension Plan's pro rata share (based on such Pension Plan's ABO Percentage) of any Step 8 Excess Amount.

         (v) Within 150 days following the Distribution Date, Rockwell and Rockwell Collins will cause the Actuary to prepare and deliver to Rockwell, Rockwell Collins and Rockwell Science Center an actuarial valuation (the "Post-Distribution Actuarial Valuation") which will:

                  (A) certify the Distribution Date ABO for Rockwell Automation Participants, the Distribution Date ABO for Rockwell Science Center Participants and the Distribution Date ABO for all other participants in the Rockwell Pension Plan, including Rockwell Collins Participants;

                  (B) certify the ABO Percentage for the Rockwell Automation Pension Plan, the ABO Percentage for the Rockwell Science Center Pension Plan and the ABO Percentage for the Rockwell Pension Plan;

                  (C) set forth the Actual Aggregate Pension Asset Amount, the Actual Rockwell Automation Pension Asset Amount and the Actual Rockwell Science Center Pension Asset Amount;

                  (D) certify the portion of the Actual Aggregate Pension Asset Amount required to be allocated to the Rockwell Pension Plan, the Allocated Rockwell Automation Pension Asset Amount and the Allocated Rockwell Science Center Pension Asset Amount and the calculation of each thereof in accordance with Section 3.01(c)(iv);

                  (E) certify the portion of the Actual Aggregate Pension Asset Amount required to be allocated to each of the Rockwell Pension Plan, the Rockwell Automation Pension Plan and the Rockwell Science Center Pension Plan under CAS 413-50(c)(5)(ii); and

                  (F) certify the portion of the Actual Aggregate Pension Asset Amount required to be allocated to each of the Rockwell Pension Plan, the Rockwell Automation Pension Plan and the Rockwell Science Center Pension Plan under Section 4044 of ERISA and the regulations thereunder (using the actuarial assumptions set forth therein, including the interest rate specified by the PBGC for pension plans terminating at the Time of Distribution).

The date on which the Actuary delivers the Post-Distribution Actuarial Valuation to Rockwell, Rockwell Collins and Rockwell Science Center is referred to herein as the "Delivery Date".

         (vi) Either Rockwell or Rockwell Collins may dispute any of the calculations referred to in clauses (iii)(A)-(F) above certified or set forth in the Post-Distribution Actuarial Valuation by delivering written notice thereof (a "Dispute Notice") to the Actuary and the other parties to this Agreement on or before the 30th day following the Delivery Date (the "Dispute Notice Deadline Date"). If Rockwell or Rockwell Collins delivers a Dispute Notice as provided for above, then, following delivery of a Dispute Notice, Rockwell, Rockwell Collins and the Actuary will work together in good faith and on a reasonable basis to resolve any matters specified in the Dispute Notice, and Rockwell and Rockwell Collins will use their reasonable best efforts to cause the Actuary to deliver to Rockwell, Rockwell Collins and Rockwell Science Center a restated Post-Distribution Actuarial Valuation reflecting any required adjustments agreed to by Rockwell and Rockwell Collins resulting from the resolution of such matters within 60 days following delivery of a Dispute Notice.

         (vii) (A) If the Allocated Rockwell Automation Pension Asset Amount set forth in the Final Post-Distribution Actuarial Valuation is greater than the Actual Rockwell Automation Pension Asset Amount set forth in the Final Post-Distribution Actuarial Valuation, then assets having a fair market value equal to the excess thereof will be transferred from the Rockwell Pension Plan and the Rockwell Group Trust to the Rockwell Automation Pension Plan and the Rockwell Automation Group Trust on the Transfer Date. If the Actual Rockwell Automation Pension Asset Amount set forth in the Final Post-Distribution Actuarial Valuation is greater than the Allocated Rockwell Automation Pension Asset Amount set forth in the Final Post-Distribution Actuarial Valuation, then assets having a fair market value equal to the excess thereof will be transferred from the Rockwell Automation Pension Plan and the

Rockwell Automation Group Trust to the Rockwell Pension Plan and the Rockwell Group Trust on the Transfer Date.

                  (B) If the Allocated Rockwell Science Center Pension Asset Amount set forth in the Final Post-Distribution Actuarial Valuation is greater than the Actual Rockwell Science Center Pension Asset Amount set forth in the Final Post-Distribution Actuarial Valuation, then assets having a fair market value equal to the excess thereof will be transferred from the Rockwell Pension Plan and the Rockwell Group Trust to the Rockwell Science Center Pension Plan and the Rockwell Science Center Group Trust on the Transfer Date. If the Actual Rockwell Science Center Pension Asset Amount set forth in the Final Post-Distribution Actuarial Valuation is greater than the Allocated Rockwell Science Center Pension Asset Amount set forth in the Final Post-Distribution Actuarial Valuation, then assets having a fair market value equal to the excess thereof will be transferred from the Rockwell Science Center Pension Plan and the Rockwell Science Center Group Trust to the Rockwell Pension Plan and the Rockwell Group Trust on the Transfer Date.

                  (C) Any amount to be transferred pursuant to this Section 3.01(c)(vii) will bear interest from the Time of Distribution to the date of payment (calculated based on actual days elapsed in a 365-day year) at a rate of 9% per annum and assets having a fair market value equal to such interest amount will be transferred on the date of payment by the applicable Pension Plans and Trusts required to make any transfer pursuant to this Section 3.01(c)(vii).

                  (D) The assets to be transferred from the Rockwell Group Trust, from the Rockwell Automation Group Trust and/or from the Rockwell Science Center Group Trust pursuant to this Section 3.01(c)(vii) will consist solely of cash and marketable securities.

         (viii) In the event that, after the allocation and transfer of assets among the Pension Plans (and the related Trusts) in accordance with Section 3.01(c)(vii), any Pension Plan (and the related Trust) does not hold on the Transfer Date an amount of assets required to be held by such Pension Plan in order to comply with both (A) CAS 413-50(c)(5) (as may be reflected in any applicable agreement with the U.S. government) and (B) Section 414(l) of the Code and the regulations thereunder (using the actuarial assumptions set forth therein, including the interest rate specified by the PBGC for pension plans terminating at the Time of Distribution), the sponsor of such Pension Plan will be responsible for (A) making (and agrees to make promptly, but in no event later than January 31, 2002) any contribution of assets required to be made to such Pension Plan in order for such Pension Plan to so comply with both CAS 413-50(c)(5) (as reflected in any applicable agreement with the U.S. government) and Section 414(l) of the Code and the regulations thereunder (using the actuarial assumptions set forth therein, including the interest rate specified by the PBGC for pension plans terminating at the Time of Distribution) and (B) all Liabilities in connection therewith. Any amount required to be contributed to a Pension Plan pursuant to this Section 3.01(c)(viii) will bear interest from the Time of Distribution to the date of contribution (calculated based on actual days elapsed in a 365-day year) at a rate of 9% per annum and assets having a fair market value equal to such interest amount will also be contributed to such Pension Plan on the date of contribution by the sponsor of such Pension Plan.

         (ix) All costs and expenses of the Actuary in connection with the matters contemplated by this Section 3.01 will be shared equally by Rockwell and Rockwell Collins.

         (d) Compliance with Applicable Laws. The parties acknowledge that the transfers of assets and liabilities from the Rockwell Pension Plan and the Rockwell Group Trust to the Rockwell Automation Pension Plan and Rockwell Automation Group Trust and to the Rockwell Science Center Pension Plan and the Rockwell Science Center Group Trust contemplated hereby will comply with Section 414(l) of the Code and the Treasury Regulations thereunder.

         (e) Definitions. For purposes of this Section 3.01, the following terms will have the respective meanings set forth below:

                  "ABO FUNDED PERCENTAGE" means, with respect to each Pension Plan, a fraction, (A) the numerator of which is the fair market value of the applicable assets allocated to such Pension Plan pursuant to
         Section 3.01(c)(iv), and (B) the denominator of which is (x) in the case of the Rockwell Automation Pension Plan, the Distribution Date ABO for Rockwell Automation Participants, (y) in the case of the Rockwell Science Center Pension Plan, the Distribution Date ABO for Rockwell Science Center Participants, and (z) in the case of the Rockwell Pension Plan, the Distribution Date ABO for all participants covered under the Rockwell Pension Plan (other than Rockwell Automation Participants and Rockwell Science Center Participants), including Rockwell Collins Participants.

                  "ABO PERCENTAGE" means, with respect to each Pension Plan, a fraction, (A) the numerator of which is (x) in the case of the Rockwell Automation Pension Plan, the Distribution Date ABO for Rockwell Automation Participants, (y) in the case of the Rockwell Science Center Pension Plan, the Distribution Date ABO for Rockwell Science Center Participants, and (z) in the case of the Rockwell Pension Plan, the Distribution Date ABO for all participants covered under the Rockwell Pension Plan (other than Rockwell Automation

         Participants and Rockwell Science Center Participants), including Rockwell Collins Participants, and (B) the denominator of which is the Distribution Date ABO for all participants covered under all the Pension Plans (including Rockwell Automation Participants, Rockwell Science Center Participants and Rockwell Collins Participants).

                  "ACTUAL AGGREGATE PENSION ASSET AMOUNT" means the fair market value of the aggregate assets of the Rockwell Pension Plan and the Rockwell Group Trust, the Rockwell Automation Pension Plan and the Rockwell Automation Group Trust and the Rockwell Science Center Pension Plan and the Rockwell Science Center Group Trust as of the Time of Distribution.

                  "ACTUAL ROCKWELL AUTOMATION PENSION ASSET AMOUNT" means the fair market value of the assets of the Rockwell Automation Pension Plan and the Rockwell Automation Group Trust as of the Time of Distribution.

                  "ACTUAL ROCKWELL SCIENCE CENTER PENSION ASSET AMOUNT" means the fair market value of the assets of the Rockwell Science Center Pension Plan and the Rockwell Science Center Group Trust as of the Time of Distribution.

                  "ACTUARY" means Watson Wyatt Worldwide.

                  "ALLOCATED ROCKWELL AUTOMATION PENSION ASSET AMOUNT" means the portion of the Actual Aggregate Pension Asset Amount allocated to the Rockwell Automation Pension Plan and the Rockwell Automation Group Trust under Section 3.01(c)(iv).

                  "ALLOCATED ROCKWELL SCIENCE CENTER PENSION ASSET AMOUNT" means the portion of the Actual Aggregate Pension Asset Amount allocated to the Rockwell Science Center Pension Plan and the Rockwell Science Center Group Trust under Section 3.01(c)(iv).

                  "DELIVERY DATE" has the meaning ascribed thereto in Section 3.01(c)(v).

                  "DISPUTE NOTICE" has the meaning ascribed thereto in Section 3.01(c)(vi).

                  "DISPUTE NOTICE DEADLINE DATE" has the meaning ascribed thereto in Section 3.01(c)(vi).

                  "DISTRIBUTION DATE ABO" means, with respect to any group of participants covered under the Rockwell Pension Plan, the Rockwell Automation Pension Plan and/or the Rockwell Science Center Pension Plan immediately prior to the Time of Distribution (including Rockwell Automation Participants, Rockwell Science Center Participants and Rockwell Collins Participants), the aggregate accumulated benefit obligation for such participants under the Rockwell Pension Plan, the Rockwell Automation Pension Plan and the Rockwell Science Center Pension Plan as of the Time of Distribution, as determined in accordance with FAS 87 utilizing a discount rate of 7.5% and actuarial assumptions (other than such discount rate) specified in the January 2001 Pension Plan Actuarial Valuation. The determination of the Distribution Date ABO will be based on an actuarial valuation using participant data as of January 1, 2001, with the results of such valuation adjusted to the Time of Distribution using standard actuarial techniques. Other than reflecting any changes in the assignment of participants among the Pension Plans from January 1, 2001 through the Distribution Date, no changes occurring after January 1, 2001 will be taken into account in determining the Distribution Date ABO.

                  "ERISA 4044 FUNDED PERCENTAGE" means, with respect to each Pension Plan, a fraction, (A) the numerator of which is the fair market value of the applicable assets allocated to such Pension Plan pursuant to Section 3.01(c)(iv), and (B) the denominator of which is the portion of the Actual Aggregate Pension Asset Amount required to be allocated to such Pension Plan under Section 4044 of ERISA and the regulations thereunder (using the actuarial assumptions set forth therein, including the interest rate specified by the PBGC for pension plans terminating at the Time of Distribution).

                  "FAS 87" means Statement of Financial Accounting Standards No. 87.

                  "FINAL POST-DISTRIBUTION ACTUARIAL VALUATION" is defined as follows:

                  (A) if a Dispute Notice is not delivered by Rockwell or Rockwell Collins on or prior to the Dispute Notice Deadline Date, then the Final Post-Distribution Actuarial Valuation means the Post-Distribution Actuarial Valuation delivered by the Actuary to Rockwell, Rockwell Collins and Rockwell Science Center on the Delivery Date; or

                  (B) if a Dispute Notice is delivered by Rockwell or Rockwell Collins on or prior to the Dispute Notice Deadline Date, then the Final Post-Distribution Actuarial Valuation means the Post-Distribution Actuarial Valuation agreed to (and restated by the Actuary, if necessary) by Rockwell and Rockwell Collins pursuant to Section 3.01(c)(vi).

                  "JANUARY 2001 PENSION PLAN ACTUARIAL VALUATION" means the actuarial valuation for the Rockwell Pension Plan prepared by the Actuary dated May 31, 2001.

                  "PENSION PLAN" means the Rockwell Pension Plan, the Rockwell Automation Pension Plan and the Rockwell Science Center Pension Plan.


                  "POST-DISTRIBUTION ACTUARIAL VALUATION" has the meaning ascribed thereto in Section 3.01(c)(v).

                  "ROCKWELL AUTOMATION GROUP TRUST" has the meaning ascribed thereto in Section 3.01(a)(i).

                  "ROCKWELL AUTOMATION PENSION PLAN" has the meaning ascribed thereto in Section 3.01(a)(i).

                  "ROCKWELL GROUP TRUST" has the meaning ascribed thereto in
         Section 1.01.

                  "ROCKWELL PENSION PLAN" has the meaning ascribed thereto in
         Section 1.01.

                  "ROCKWELL SCIENCE CENTER GROUP TRUST" has the meaning ascribed thereto in Section 3.01(a)(i).

                  "ROCKWELL SCIENCE CENTER PENSION PLAN" has the meaning ascribed thereto in Section 3.01(a)(i).

                  "STEP 2 EXCESS AMOUNT" means that amount, if any, by which the Actual Aggregate Pension Asset Amount exceeds the aggregate portions of the Actual Aggregate Pension Asset Amount required to be allocated to all the Pension Plans (and their related Trusts) under Section 3.01(c)(iv)(B)(1).

                  "STEP 3 ERISA 4044 FUNDED PERCENTAGE" means, with respect to each Pension Plan, a fraction, (A) the numerator of which is the fair market value of the assets allocated to such Pension Plan (and the related Trust) under Sections 3.01(c)(iv)(B)(1) and (2), and (B) the denominator of which is the portion of the Actual Aggregate Pension Asset Amount required to be allocated to such Pension Plan under
         Section 4044 of ERISA and the regulations thereunder (using the actuarial assumptions set forth therein, including the interest rate specified by the PBGC for pension plans terminating at the Time of Distribution).

                  "STEP 3 EXCESS AMOUNT" means the amount, if any, by which the Actual Aggregate Pension Asset Amount exceeds the aggregate portions of the Actual Aggregate Pension Assets Amount required to be allocated to all the Pension Plans (and their related Trusts) under Sections 3.01(c)(iv)(B) (1) and (2).

                  "STEP 4 ERISA 4044 SHORTFALL AMOUNT" means, with respect to each Plan, the remainder of (A) the portion of the Actual Aggregate Pension Asset Amount required to be allocated to such Pension Plan under Section 4044 of ERISA and the regulations thereunder (using the actuarial assumptions set forth therein, including the interest rate specified by the PBGC for pension plans terminating at the Time of Distribution), less (B) the fair market value of the assets allocated to such Pension Plan (and the related Trust) under Sections 3.01(c)(iv)(B)(1), (2) and (3).

                  "STEP 4 EXCESS AMOUNT" means the amount, if any, by which the Actual Aggregate Pension Asset Amount exceeds the aggregate portions of the Actual Aggregate Pension Asset Amount required to be allocated to all the Pension Plans (and their related Trusts) under Sections 3.01(c)(iv)(B)(1), (2) and (3).

                  "STEP 5 EXCESS AMOUNT" means the amount, if any, by which the Actual Aggregate Pension Asset Amount exceeds the aggregate portions of the Actual Aggregate Pension Asset Amount required to be allocated to all the Pension Plans (and their related Trusts) under Sections 3.01(c)(iv)(B)(1), (2), (3) and (4).

                  "STEP 6 ABO FUNDED PERCENTAGE" means, with respect to each Pension Plan, a fraction, (A) the numerator of which is the fair market value of the assets allocated to such Pension Plan (and the related Trust) under Sections 3.01(c)(iv)(B)(1), (2), (3), (4) and (5), and (B)
         the denominator of which is (x) in the case of the Rockwell Automation Pension Plan, the Distribution Date ABO for Rockwell Automation Participants, (y) in the case of the Rockwell Science Center Pension Plan, the Distribution Date ABO for Rockwell Science Center Participants, and (z) in the case of the Rockwell Pension Plan, the Distribution Date ABO for all participants covered under the Rockwell Pension Plan (other than Rockwell Automation Participants and Rockwell Science Center Participants), including Rockwell Collins Participants.

                  "STEP 6 EXCESS AMOUNT" means the amount, if any, by which the Actual Aggregate Pension Asset Amount exceeds the aggregate portions of the Actual Aggregate Pension Asset Amount required to be allocated to all the Pension Plans (and their related Trusts) under Sections 3.01(c)(iv)(B)(1), (2), (3), (4) and (5).

                  "STEP 7 ABO FUNDED PERCENTAGE" means, with respect to each Pension Plan, a fraction, (A) the numerator of which is the fair market value of the assets allocated to such Pension Plan (and the related Trust) under Sections 3.01(c)(iv)(B)(1), (2), (3), (4), (5) and (6),
         and (B) the denominator of which is (x) in the case of the Rockwell Automation Pension Plan, the Distribution Date ABO for Rockwell Automation Participants, (y) in the case of the Rockwell Science Center Pension Plan, the Distribution Date ABO for Rockwell Science Center Participants, and (z) in the case of the Rockwell Pension Plan, the Distribution Date ABO for all participants covered under the Rockwell Pension Plan (other than Rockwell Automation Participants and Rockwell Science Center Participants), including Rockwell Collins Participants.

                  "STEP 7 EXCESS AMOUNT" means the amount, if any, by which the Actual Aggregate Pension Asset Amount exceeds the aggregate portions of the Actual Aggregate Pension Asset Amount required to be allocated to all the Pension Plans (and their related Trusts) under Sections 3.01(c)(iv)(B)(1), (2), (3), (4), (5) and (6).

                  "STEP 8 EXCESS AMOUNT" means the amount, if any, by which the Actual Aggregate Pension Asset Amount exceeds the aggregate portions of the Actual Aggregate Pension Asset Amount required to be allocated to all the Pension Plans (and their related Trusts) under Sections 3.01(c)(iv)(B)(1), (2), (3), (4), (5), (6) and (7).

                  "TRANSFER DATE" means:

                           (A) if a Dispute Notice is not delivered by Rockwell
                  or Rockwell Collins on or prior to the Dispute Notice Deadline Date, the third business day after the Dispute Notice Deadline Date; or

                           (B) if a Dispute Notice is delivered by Rockwell or
                  Rockwell Collins on or prior to the Dispute Notice Deadline Date, the third business day following (i) the date that Rockwell and Rockwell Collins agree in writing that the Post-Distribution Actuarial Valuation delivered on the Delivery Date is final or (ii) the date the Actuary delivers to Rockwell, Rockwell Collins and Rockwell Science Center a restated Post-Distribution Actuarial Valuation properly reflecting any required adjustments agreed to by Rockwell and Rockwell Collins.

                  "TRUST" means the Rockwell Group Trust, the Rockwell Automation Group Trust or the Rockwell Science Center Group Trust.

         Section 3.02 Stand-Alone Pension Plan. Effective as of the Time of Distribution, Rockwell Collins will or will cause one or more Rockwell Collins

Subsidiaries to assume and adopt or retain, as applicable, sponsorship of the Kaiser Aerospace Retirement Plan, as amended through the Time of Distribution (the "Stand-Alone Pension Plan"), the trust related thereto and all assets and Liabilities related thereto. Effective as of the Time of Distribution, Rockwell Collins hereby assumes or retains, as applicable, and agrees to fully perform, pay and discharge, and agrees to cause the Stand-Alone Pension Plan and the trust related thereto to assume or retain, and to fully perform, pay and discharge, all accrued benefit and other Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group), the Stand-Alone Pension Plan and the trust related thereto under and relating to the Stand-Alone Pension Plan and the trust related thereto with respect to all participants who were covered under the Stand-Alone Pension Plan prior to the Time of Distribution.

         Section 3.03 U.S. Non-Qualified Pension Plan.

         (a) Establishment and Sponsorship of Non-Qualified Pension Plans and Rabbi Trusts.

         (i) Prior to the Time of Distribution, Rockwell will have established
(A) a new non-qualified supplemental pension plan (the "Rockwell Automation Non-Qualified Pension Plan"), the purpose of which will be to provide benefits to Rockwell Automation Participants, and the Rockwell Automation Master Rabbi Trust, (B) a new non-qualified supplemental pension plan (the "Rockwell Science Center Non-Qualified Pension Plan"), the purpose of which will be to provide benefits to Rockwell Science Center Participants, and the Rockwell Science Center Master Rabbi Trust and (C) the Rockwell Master Rabbi Trust. The Rockwell Automation Non-Qualified Pension Plan and the Rockwell Science Center Non-Qualified Pension Plan each will be substantially similar in all material respects to the Rockwell Non-Qualified Pension Plan, and will provide a benefit formula which will be substantially similar in all material respects to the benefit formula that the Rockwell Non-Qualified Pension Plan provided immediately prior to the Time of Distribution. The Rockwell Automation Non-Qualified Pension Plan and the Rockwell Science Center Non-Qualified Pension Plan each will credit each participant thereunder for purposes of eligibility to participate, vesting, benefit accruals and all other plan purposes with all service which had been credited to such participant for such purposes under the Rockwell Non-Qualified Pension Plan immediately prior to the Time of Distribution.

         (ii) Effective as of the Time of Distribution, Rockwell Collins hereby assumes sponsorship of the Rockwell Non-Qualified Pension Plan and the Rockwell Master Rabbi Trust (and hereby assumes all Liabilities under the Rockwell Master Rabbi Trust) and (if not already completed) will promptly change the name of the Rockwell Non-Qualified Pension Plan to the "Rockwell Collins Non-Qualified Pension Plan" and change the name of the Rockwell Master Rabbi Trust to the "Rockwell Collins Master

Rabbi Trust - Deferred Compensation, Non-Qualified Savings and Non-Qualified Pension Plans". Effective as of the Time of Distribution, Rockwell hereby retains sponsorship of the Rockwell Automation Non-Qualified Pension Plan and the Rockwell Automation Master Rabbi Trust (and hereby retains all Liabilities under the Rockwell Automation Master Rabbi Trust). Effective as of the Time of Distribution, Rockwell Science Center hereby assumes sponsorship of the Rockwell Science Center Non-Qualified Pension Plan and the Rockwell Science Center Master Rabbi Trust (and hereby assumes all Liabilities under the Rockwell Science Center Master Rabbi Trust).

         (b) Assumption of Non-Qualified Pension Plan Liabilities.

         (i) Effective as of the Time of Distribution, Rockwell hereby assumes, and agrees to fully perform, pay and discharge, and agrees to cause the Rockwell Automation Non-Qualified Pension Plan to assume, and to fully perform, pay and discharge, all accrued benefit and other Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) and of the Rockwell Non-Qualified Pension Plan under and relating to the Rockwell Non-Qualified Pension Plan with respect to Rockwell Automation Participants who were covered under the Rockwell Non-Qualified Pension Plan prior to the Time of Distribution.

         (ii) Effective as of the Time of Distribution, Rockwell Science Center hereby assumes, and agrees to fully perform, pay and discharge, and agrees to cause the Rockwell Science Center Non-Qualified Pension Plan to assume, and to fully perform, pay and discharge, all accrued benefit and other Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) and of the Rockwell Non-Qualified Pension Plan under and relating to the Rockwell Non-Qualified Pension Plan with respect to Rockwell Science Center Participants who were covered under the Rockwell Non-Qualified Pension Plan prior to the Time of Distribution.

         (iii) Effective as of the Time of Distribution, Rockwell Collins hereby assumes, and agrees to fully perform, pay and discharge, and agrees to cause the Rockwell Non-Qualified Pension Plan to retain, and to fully perform, pay and discharge, all accrued benefit and other Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) and of the Rockwell Non-Qualified Pension Plan under and relating to the Rockwell Non-Qualified Pension Plan with respect to all participants who were covered under the Rockwell Non-Qualified Pension Plan prior to the Time of Distribution (other than Rockwell Automation Participants and Rockwell Science Center Participants), including all Rockwell Collins Participants.

         Section 3.04 Rockwell Collins (U.K.) Limited Pension Scheme.

         (a) RIL/REC (U.K.) Employees.

         (i) Effective as of the Time of Distribution, Rockwell and Rockwell Collins shall cause RIL (U.K.) and REC (U.K.) to cease to participate in the Rockwell Collins (U.K.) Scheme in respect of the RIL/REC (U.K.) Employees. As soon as reasonably possible after the Time of Distribution, Rockwell and Rockwell Collins shall cause an appropriate deed of disadherence to be executed by RIL (U.K.), REC (U.K.), Rockwell Collins (U.K.) (as the "Principal Employer" of the Rockwell Collins (U.K.) Scheme) (as that term is defined in the governing documentation of the Rockwell Collins (U.K.) Scheme)) and the trustees of the Rockwell Collins (U.K.) Scheme confirming such cessation of participation.

         (ii) Effective as of the Time of Distribution, Rockwell Collins shall cause Rockwell Collins (U.K.) to remain as the Rockwell Collins (U.K.) Scheme's Principal Employer.

         (iii) Prior to the Time of Distribution, Rockwell shall cause each RIL/REC (U.K.) Employee to be invited to become an active member of the Rockwell U.K. Plan with effect from the Time of Distribution. The invitations shall be in writing and shall include:

                  (A) an offer to join the Rockwell U.K. Plan for future service on terms which are materially identical (as to the form of benefit provision including death benefit provision) to the terms of benefit provision in respect of each RIL/REC (U.K.) Employee under the Rockwell Collins (U.K.) Scheme at the Time of Distribution;

                  (B) the option for each RIL/REC (U.K.) Employee to request by July 31, 2001 a transfer of assets in respect of his or her past service rights under the Rockwell Collins (U.K.) Scheme to the Rockwell U.K. Plan;

                  (C) a statement that if the RIL/REC (U.K.) Employee does not request such a transfer of assets from the Rockwell Collins (U.K.) Scheme to the Rockwell U.K. Plan, his or her deferred benefits earned in respect of pensionable service in the Rockwell Collins (U.K.) Scheme will remain within the Rockwell Collins (U.K.) Scheme and will be calculated on the basis of his or her Pensionable Service to, and his or her Final Pensionable Earnings at, the Time of Distribution. For the purposes of this Section 3.04(a)(iii)(C), the terms "Pensionable Service" and "Final Pensionable Earnings" shall be defined in accordance with the trust deed and rules of the Rockwell Collins (U.K.) Scheme dated May 9, 2001; and

                  (D) a statement that if the RIL/REC (U.K.) Employee does request such a transfer of assets from the Rockwell Collins (U.K.) Scheme to the Rockwell U.K. Plan, he or she will be provided with benefits under the Rockwell U.K. Plan which are materially identical to those provided in respect of such RIL/REC (U.K.) Employee in the Rockwell Collins (U.K.) Scheme, and that the periods of pensionable service pre- and post- the Time of Distribution shall be treated as continuous.

         (iv) As soon as practicable following the Time of Distribution, Rockwell shall cause the governing documentation of the Rockwell U.K. Plan to be amended to reflect the provisions of Sections 3.04(a)(iii)(A) and (D) above.

         (v) Rockwell and Rockwell Collins acknowledge that there is currently a discretionary practice in the Rockwell Collins (U.K.) Scheme of increasing annually all pensions in payment which were accrued in respect of pensionable service prior to April 6, 1997 (the "Discretionary Practice"). Under the Discretionary Practice, such element of pension is increased annually in April by the lesser of 5% and the increase in the Retail Prices Index over the previous calendar year (with the statutory increase to the Guaranteed Minimum Pension being offset against this increase). For as long as the Discretionary Practice is continued, Rockwell Collins shall cause Rockwell Collins (U.K.) to continue to provide for the Discretionary Practice in respect of members of the Rockwell Collins (U.K.) Scheme who are former employees of RIL (U.K.) or REC (U.K.) and will meet any funding requirements for these purposes in accordance with the provisions of Rule 12.25 (Special benefits) of the trust deed and rules of the Rockwell Collins (U.K.) Scheme dated May 9, 2001.

         (b) Transfer Payment in Respect of RIL/REC (U.K.) Employees.

         (i) On or prior to September 14, 2001, Rockwell Collins shall cause the U.K. Actuary to complete and deliver to Rockwell and Rockwell Collins the calculation of the Rockwell Collins (U.K.) Scheme Transfer Payment in respect of the Transferring RIL/REC (U.K.) Employees in accordance with the U.K. Actuary's Schedule set forth in Schedule 3.04(b)(i).

         (ii) On the Rockwell Collins (U.K.) Scheme Payment Date, Rockwell Collins shall cause the Rockwell Collins (U.K.) Scheme to transfer to the Rockwell U.K. Plan a representative spread of assets held under the trusts of the Rockwell Collins (U.K.) Scheme the mid-market value of which on the business day preceding the Rockwell Collins (U.K.) Scheme Payment Date is equal to the Rockwell Collins (U.K.) Scheme Transfer Payment, unless Rockwell and Rockwell Collins shall agree in writing that the Rockwell Collins (U.K.) Scheme Transfer Payment shall be transferred in some other manner.

         (iii) To the extent that the Rockwell Collins (U.K.) Scheme does not pay the Rockwell Collins (U.K.) Scheme Transfer Payment in accordance with
Section 3.04(b)(ii) on the Rockwell Collins (U.K.) Scheme Payment Date for any reason, Rockwell Collins shall cause Rockwell Collins (U.K.) to pay RIL (U.K.) within 14 days after the Rockwell Collins (U.K.) Scheme Payment Date the amount of the difference, less the rate of corporation tax applicable to Rockwell Collins (U.K.) in the United Kingdom.

         (iv) Rockwell shall cause the Rockwell U.K. Plan to accept liability for each Transferring RIL/REC (U.K.) Employee's accrued rights to a Guaranteed Minimum Pension, and rights under Section 9(2B) of the U.K. Pension Schemes Act 1993.

         (v) Rockwell Collins shall cause (subject to the consent of the trustees of the Rockwell Collins (U.K.) Scheme) the assets representing Transferring RIL/REC (U.K.) Employees' voluntary contributions to be transferred to the Rockwell U.K. Plan. Rockwell shall cause the proportion of the amount so transferred which is attributable to each Transferring RIL/REC (U.K.) Employee to be credited to the relevant employee's additional voluntary contribution account in the Rockwell U.K. Plan and the Rockwell U.K. Plan to provide benefits for the employees concerned equal in value to the assets transferred.

         (c) Rockwell Collins (U.K.) Scheme Deficiency Debt.

         (i) As soon as practicable following the Time of Distribution, Rockwell Collins shall cause Rockwell Collins (U.K.) to instruct the U.K. Actuary to carry out an actuarial valuation of the Rockwell Collins (U.K.) Scheme as of the Time of Distribution and to provide a certificate certified by the U.K. Actuary (the "Rockwell Collins (U.K.) Scheme Debt Certificate") setting out any Rockwell Collins (U.K.) Scheme Deficiency Debt calculated as of the Time of Distribution.

         (ii) Rockwell shall cause RIL (U.K.) and REC (U.K.) to satisfy any Rockwell Collins (U.K.) Scheme Deficiency Debt within 20 business days after receipt of the Rockwell Collins (U.K.) Scheme Debt Certificate.

         (iii) In the event that, following the actuarial valuation described in
Section 3.04(c)(i), no Rockwell Collins (U.K.) Scheme Deficiency Debt is identified and no Rockwell Collins (U.K.) Scheme Debt Certificate is required, Rockwell Collins shall use all reasonable endeavours to procure that the trustees of the Rockwell Collins (U.K.) Scheme shall resolve that no debt would be treated as becoming due from RIL (U.K.) or REC (U.K.) under section 75 of the U.K. Pensions Act 1995.

         Section 3.05 Rockwell U.K. Pension Scheme

         (a) Rockwell Collins (U.K.) Employees.

         (i) Effective as of the Time of Distribution, Rockwell and Rockwell Collins shall cause Rockwell Collins (U.K.) to cease to participate in the Rockwell U.K. Plan in respect of Rockwell Collins (U.K.) Employees. As soon as reasonably possible after the Time of Distribution, Rockwell and Rockwell Collins shall cause an appropriate deed of disadherence to be executed by RIL (U.K.) (as the "Principal Employer" of the Rockwell U.K. Plan (as that term is defined in the governing documentation of the Rockwell U.K. Plan)), Rockwell Collins (U.K.) and the trustees of the Rockwell U.K. Plan confirming such cessation of participation.

         (ii) Effective as of the Time of Distribution, Rockwell shall cause RIL (U.K.) to remain as the Rockwell U.K. Plan's Principal Employer.

         (iii) Prior to the Time of Distribution, Rockwell Collins shall cause each Rockwell Collins (U.K.) Employee to be invited to become an active member of the Rockwell Collins (U.K.) Scheme with effect from the Time of Distribution. The invitations shall be in writing and shall include:

                  (A) an offer to join the Rockwell Collins (U.K.) Scheme for future service on terms which are materially identical (as to the form of benefit provision including death benefit provision) to the terms of benefit provision in respect of each Rockwell Collins (U.K.) Employee under the Rockwell U.K. Plan at the Time of Distribution;

                  (B) the option for each Rockwell Collins (U.K.) Employee to request by July 31, 2001 a transfer of assets in respect of his or her past service rights under the Rockwell U.K. Plan to the Rockwell Collins (U.K.) Scheme;

                  (C) a statement that if the Rockwell Collins (U.K.) Employee does not request such a transfer of assets from the Rockwell U.K. Plan to the Rockwell Collins (U.K.) Scheme, his or her deferred benefits earned in respect of pensionable service in the Rockwell U.K. Plan will remain within the Rockwell U.K. Plan and will be calculated on the basis of his or her Pensionable Service to, and his or her Final Pensionable Earnings at, the Time of Distribution. For the purposes of this Section 3.05(a)(iii)(C), "Pensionable Service" and "Final Pensionable Earnings" shall be defined in accordance with the governing documentation of the Rockwell U.K. Plan; and

                  (D) a statement that if the Rockwell Collins (U.K.) Employee does request such a transfer of assets from the Rockwell U.K. Plan to the Rockwell Collins (U.K.) Scheme, he or she will be provided with benefits under the Rockwell Collins (U.K.) Scheme which are materially identical to those provided in respect of such Rockwell Collins (U.K.) Employee in the Rockwell U.K. Plan, and that the periods of pensionable service pre- and post-the Time of Distribution shall be treated as continuous.

         (iv) As soon as practicable following the Time of Distribution, Rockwell Collins shall cause appropriate resolutions to be passed in relation to the Rockwell Collins (U.K.) Scheme to reflect the provisions of Sections 3.05(a)(iii)(A) and (D) above.

         (b) Transfer payment in respect of the Rockwell Collins (U.K.)
Employees.

         (i) On or prior to September 14, 2001, Rockwell shall cause the U.K. Actuary to complete and deliver to Rockwell and Rockwell Collins the calculation of the Rockwell U.K. Plan Transfer Payment in respect of the Transferring Rockwell Collins (U.K.) Employees in accordance with the U.K. Actuary's Schedule set forth in Schedule 3.04(b)(i).

         (ii) On the Rockwell U.K. Plan Payment Date, Rockwell shall cause the Rockwell U.K. Plan to transfer to the Rockwell Collins (U.K.) Scheme a representative spread of assets held under the Rockwell International Common Investment Fund (the "Rockwell CIF") the mid-market value of which on the business day preceding the Rockwell U.K. Plan Payment Date is equal to the Rockwell U.K. Plan Transfer Payment, unless Rockwell and Rockwell Collins shall agree in writing that the Rockwell U.K. Plan Transfer Payment shall be transferred in some other manner.

         (iii) To the extent that the Rockwell U.K. Plan does not pay the Rockwell U.K. Plan Transfer Payment in accordance with Section 3.05(b)(ii) on the Rockwell U.K. Plan Payment Date for any reason, Rockwell shall cause RIL (U.K.) to pay Rockwell Collins (U.K.) within 14 days after the Rockwell U.K. Plan Payment Date the amount of the difference, less the rate of corporation tax applicable to RIL (U.K.) in the United Kingdom.

         (iv) Rockwell Collins shall cause the Rockwell Collins (U.K.) Scheme to accept liability for each Transferring Rockwell Collins (U.K.) Employee's accrued rights to a Guaranteed Minimum Pension, and rights under Section 9(2B) of the U.K. Pension Schemes Act 1993.

         (v) Rockwell shall cause (subject to the consent of the trustees of the Rockwell U.K. Plan) the assets representing Transferring Rockwell Collins (U.K.)

Employees' voluntary contributions to be transferred to the Rockwell Collins (U.K.) Scheme. Rockwell Collins shall cause the proportion of the amount so transferred which is attributable to each Transferring Rockwell Collins (U.K.) Employee to be credited to the relevant employee's additional voluntary contribution account in the Rockwell Collins (U.K.) Scheme and the Rockwell Collins (U.K.) Scheme to provide benefits for the employees concerned equal in value to the assets transferred.

         (c) Rockwell U.K. Plan Deficiency Debt

         (i) As soon as practicable following the Time of Distribution, Rockwell shall cause RIL (U.K.) to instruct the U.K. Actuary to carry out an actuarial valuation of the Rockwell U.K. Plan as of the Time of Distribution and to provide a certificate certified by the U.K. Actuary (the "Rockwell U.K. Plan Debt Certificate") setting out any Rockwell U.K. Plan Deficiency Debt calculated as of the Time of Distribution.

         (ii) Rockwell Collins shall cause Rockwell Collins (U.K.) to satisfy any Rockwell U.K. Plan Deficiency Debt within 20 business days after receipt of the Rockwell U.K. Plan Debt Certificate.

         (iii) In the event that following the actuarial valuation described in
Section 3.05(c)(i), no Rockwell U.K. Plan Deficiency Debt is identified and no Debt Certificate is required, Rockwell shall use all reasonable endeavours to procure that the trustees of the Rockwell U.K. Plan shall resolve that no debt would be treated as becoming due from Rockwell Collins (U.K.) under section 75 of the U.K. Pensions Act 1995.

         (d) The Rockwell International Common Investment Fund.

         (i) Rockwell Collins and Rockwell shall cause the cessation of participation of the Rockwell Collins (U.K.) Scheme in the Rockwell CIF with effect from the Time of Distribution.

         (ii) Within two weeks after the Time of Distribution, Rockwell Collins and Rockwell shall cause the trustee of the Rockwell CIF to ascertain the relevant portion of the Rockwell CIF which is equal in value to the interest of the Rockwell Collins (U.K.) Scheme in accordance with the provisions of the Rockwell CIF Deed dated March 2, 1995. Rockwell Collins and Rockwell shall cause the trustee of the Rockwell CIF to transfer the amount so ascertained to the trustees of the Rockwell Collins (U.K.) Scheme or as the trustees of the Rockwell Collins (U.K.) Scheme may direct within one month after the Time of Distribution. Such transfer may be made in cash or in such other form (or partly in one form and partly in the other) as shall be agreed between Rockwell Collins, Rockwell and the trustee of the Rockwell CIF.

         Section 3.06 Canadian Pension Plan.

         (a) Establishment and Sponsorship of Rockwell Collins Canadian Pension Plan. As of the end of the Canadian Holdover Term, a member of the Rockwell Collins Group will have established, and will cover the Active Rockwell Collins Canadian Employees who participated in the Rockwell Canadian Pension Plan under, a defined contribution registered pension plan (the "Rockwell Collins Canadian Pension Plan"). The Rockwell Collins Canadian Pension Plan will credit each participating Active Rockwell Collins Canadian Employee for purposes of eligibility, vesting and locking-in with all membership and service which had been credited to such employee for such purposes under the Rockwell Canadian Pension Plan immediately prior to the end of the Canadian Holdover Term. The Rockwell Collins Canadian Pension Plan will not require participant contributions. After the end of the Canadian Holdover Term, each Active Rockwell Collins Canadian Employee who participated in the Rockwell Canadian Pension Plan prior to the end of the Canadian Holdover Term will be permitted to transfer his or her commuted value in the Rockwell Canadian Pension Plan (as determined pursuant to the terms of the Rockwell Canadian Pension Plan) from the Rockwell Canadian Pension Plan to the Rockwell Collins Canadian Pension Plan, the Rockwell Collins Canadian Savings Plan or any other vehicle as may be provided by law, in accordance with the terms of the respective plans and applicable law.

         (b) Retention of Rockwell Canadian Pension Plan Liabilities. Effective as of the end of the Canadian Holdover Term, Rockwell hereby retains and agrees to fully perform, pay and discharge, and agrees to cause the Rockwell Canadian Pension Plan and any trust related thereto to retain, and to fully perform, pay and discharge, all accrued benefit and other Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group), the Rockwell Canadian Pension Plan and any trust related thereto under the Rockwell Canadian Pension Plan accrued through the end of the Canadian Holdover Term with respect to Active Rockwell Collins Canadian Employees who were covered under the Rockwell Canadian Pension Plan prior to the end of the Canadian Holdover Term, except to the extent any Active Rockwell Collins Canadian Employee elects to transfer his or her commuted value from the Rockwell Canadian Pension Plan as permitted pursuant to Section 3.06(a), the terms of the Rockwell Canadian Pension Plan or applicable law. None of Rockwell Collins, the Rockwell Collins Subsidiaries, Affiliates of any of the foregoing or the Rockwell Collins Canadian Pension Plan will have or acquire any interest in or right to any of the assets of the Rockwell Canadian Pension Plan, and Rockwell will retain full power and authority with respect to the amendment and termination of the Rockwell Canadian Pension Plan and the investment and disposition of assets held in the Rockwell Canadian Pension Plan to the extent permitted by law.

                                   ARTICLE IV

                                  SAVINGS PLANS


         Section 4.01 U.S. Salaried Savings Plan.

         (a) As of the Time of Distribution, Rockwell Collins will have established, and will cover the Active Rockwell Collins Employees who participated in the Rockwell Salaried Savings Plan prior to the Time of Distribution under, a defined contribution plan (the "Rockwell Collins Salaried Savings Plan"), which will be qualified under Sections 401(a) and 401(k) of the Code, and will have established a related trust which will be exempt from taxation under Section 501(a) of the Code. As of the Time of Distribution, Rockwell Science Center will have established, and will cover the Active Rockwell Science Center Employees who participated in the Rockwell Salaried Savings Plan prior to the Time of Distribution under, a defined contribution plan (the "Rockwell Science Center Salaried Savings Plan"), which will be qualified under Sections 401(a) and 401(k) of the Code, and will have established a related trust which will be exempt from taxation under Section 501(a) of the Code. Each of the Rockwell Collins Salaried Savings Plan and the Rockwell Science Center Salaried Savings Plan will credit each participating Active Rockwell Collins Employee or Active Rockwell Science Center Employee, as the case may be, for purposes of vesting and eligibility with all service which had been credited to such employee for such purposes under the Rockwell Salaried Savings Plan immediately prior to the Time of Distribution (excluding any such service which was not counted under the Rockwell Salaried Savings Plan by operation of its "break in service" rules).

         (b) After the Time of Distribution, each Active Rockwell Collins Employee who participated in the Rockwell Salaried Savings Plan prior to the Time of Distribution will be permitted to transfer his or her account balances from the Rockwell Salaried Savings Plan to the Rockwell Collins Salaried Savings Plan in accordance with the terms of the respective plans and applicable law. After the Time of Distribution, each Active Rockwell Science Center Employee who participated in the Rockwell Salaried Savings Plan prior to the Time of Distribution will be permitted to transfer his or her account balances from the Rockwell Salaried Savings Plan to the Rockwell Science Center Salaried Savings Plan in accordance with the terms of the respective plans and applicable law.

         (c) Effective as of the Time of Distribution, each Active Rockwell Collins Employee and each Active Rockwell Science Center Employee who participated in the Rockwell Salaried Savings Plan immediately prior to the Time of Distribution will become fully vested in his or her account balances under the Rockwell Salaried Savings Plan. Effective as of the Time of Distribution, each Active Rockwell Collins Employee and each Active Rockwell Science Center Employee will cease to be eligible to contribute to, or receive contributions in respect of, his or her Rockwell Salaried Savings Plan accounts. None of Rockwell Collins, the Rockwell Collins Subsidiaries, Rockwell Science Center, the Rockwell Science Center Subsidiaries, Affiliates of any of the foregoing, the Rockwell Collins Salaried Savings Plan or the trust thereunder or the Rockwell Science Center Salaried Savings Plan or the trust thereunder will have or acquire any interest in or right to any of the assets of the Rockwell Salaried Savings Plan, and Rockwell will retain full power and authority with respect to the amendment and termination of the Rockwell Salaried Savings Plan and the investment and disposition of assets held in the Rockwell Salaried Savings Plan to the extent permitted by law.

         Section 4.02 U.S. Hourly Represented Savings Plan.

         (a) As of the Time of Distribution, Rockwell Collins will have established, and will cover the Active Rockwell Collins Employees who participated in the Rockwell Hourly Represented Savings Plan prior to the Time of Distribution under, a defined contribution plan (the "Rockwell Collins Hourly Represented Savings Plan"), which will be qualified under Sections 401(a) and 401(k) of the Code, and will have established a related trust which will be exempt from taxation under Section 501(a) of the Code. The Rockwell Collins Hourly Represented Savings Plan will credit each participating Active Rockwell Collins Employee for purposes of vesting and eligibility with all service which had been credited to such employee for such purposes under the Rockwell Hourly Represented Savings Plan immediately prior to the Time of Distribution (excluding any such service which was not counted under the Rockwell Hourly Represented Savings Plan by operation of its "break in service" rules).

         (b) After the Time of Distribution, each Active Rockwell Collins Employee who participated in the Rockwell Hourly Represented Savings Plan prior to the Time of Distribution will be permitted to transfer his or her account balances from the Rockwell Hourly Represented Savings Plan to the Rockwell Collins Hourly Represented Savings Plan in accordance with the terms of the respective plans and applicable law.

         (c) Effective as of the Time of Distribution, each Active Rockwell Collins Employee who participated in the Rockwell Hourly Represented Savings Plan immediately prior to the Time of Distribution will become fully vested in his or her account balances under the Rockwell Hourly Represented Savings Plan. Effective as of the Time of Distribution, each Active Rockwell Collins Employee will cease to be eligible to contribute to, or receive contributions in respect of, his or her Rockwell Hourly Represented Savings Plan accounts. None of Rockwell Collins, the Rockwell Collins Subsidiaries, Affiliates of any of the foregoing or the Rockwell Collins Hourly Represented Savings Plan or the trust thereunder will have or acquire any interest in or right to any of the assets of the Rockwell Hourly Represented Savings Plan, and Rockwell will retain full power and authority with respect to the amendment and termination of the Rockwell Hourly Represented Savings Plan and the investment and disposition of assets held in the Rockwell Hourly Represented Savings Plan to the extent permitted by law.

         Section 4.03 U.S. Hourly Non-Represented Savings Plan.

         (a) As of the Time of Distribution, Rockwell Collins will have established, and will cover the Active Rockwell Collins Employees who participated in the Rockwell Hourly Non-Represented Savings Plan prior to the Time of Distribution under, a defined contribution plan (the "Rockwell Collins Hourly Non-Represented Savings Plan"), which will be qualified under Sections 401(a) and 401(k) of the Code, and will have established a related trust which will be exempt from taxation under Section 501(a) of the Code. The Rockwell Collins Hourly Non-Represented Savings Plan will credit each participating Active Rockwell Collins Employee for purposes of vesting and eligibility with all service which had been credited to such employee for such purposes under the Rockwell Hourly Non-Represented Savings Plan immediately prior to the Time of Distribution (excluding any such service which was not counted under the Rockwell Hourly Non-Represented Savings Plan by operation of its "break in service" rules).

         (b) After the Time of Distribution, each Active Rockwell Collins Employee who participated in the Rockwell Hourly Non-Represented Savings Plan prior to the Time of Distribution will be permitted to transfer his or her account balances from the Rockwell Hourly Non-Represented Savings Plan to the Rockwell Collins Hourly Non-Represented Savings Plan in accordance with the terms of the respective plans and applicable law.

         (c) Effective as of the Time of Distribution, each Active Rockwell Collins Employee who participated in the Rockwell Hourly Non-Represented Savings Plan immediately prior to the Time of Distribution will become fully vested in his or her account balances under the Rockwell Hourly Non-Represented Savings Plan. Effective as of the Time of Distribution, each Active Rockwell Collins Employee will cease to be eligible to contribute to, or receive contributions in respect of, his or her Rockwell Hourly Non-Represented Savings Plan accounts. None of Rockwell Collins, the Rockwell Collins Subsidiaries, Affiliates of any of the foregoing or the Rockwell Collins Hourly Non-Represented Savings Plan or the trust thereunder will have or acquire any interest in or right to any of the assets of the Rockwell Hourly Non-Represented Savings Plan, and Rockwell will retain full power and authority with respect to the amendment and termination of the Rockwell Hourly Non-Represented Savings Plan and the investment and disposition of assets held in the Rockwell Hourly Non-Represented Savings Plan to the extent permitted by law.

         Section 4.04 Non-Qualified Savings Plans.

         (a) Establishment and Sponsorship of Non-Qualified Savings Plans.

         (i) Prior to the Time of Distribution, Rockwell will have established
(A) a new non-qualified supplemental savings plan (the "Rockwell Automation Non-Qualified Savings Plan"), the purpose of which will be to provide benefits to Rockwell Automation Participants and (B) a new non-qualified supplemental savings plan (the "Rockwell Science Center Non-Qualified Savings Plan"), the purpose of which will be to provide benefits to Rockwell Science Center Participants. The Rockwell Automation Non-Qualified Savings Plan and the Rockwell Science Center Non-Qualified Savings Plan each will be substantially similar in all material respects to the Rockwell Non-Qualified Savings Plan and will provide a benefit formula which will be substantially similar in all material respects to the benefit formula that the Rockwell Non-Qualified Savings Plan provided immediately prior to the Time of Distribution. The Rockwell Automation Non-Qualified Savings Plan and the Rockwell Science Center Non-Qualified Savings Plan each will credit each participant thereunder for purposes of eligibility to participate, vesting, benefit accruals and all other plan purposes with all service which had been credited to such participant for such purposes under the Rockwell Non-Qualified Savings Plan immediately prior to the Time of Distribution.

         (ii) Effective as of the Time of Distribution, Rockwell Collins hereby assumes sponsorship of the Rockwell Non-Qualified Savings Plan, and (if not already completed) will promptly change the name of the Rockwell Non-Qualified Savings Plan to the "Rockwell Collins Non-Qualified Savings Plan". Effective as of the Time of Distribution, Rockwell hereby retains sponsorship of the Rockwell Automation Non-Qualified Savings Plan. Effective as of the Time of Distribution, Rockwell Science Center hereby assumes sponsorship of the Rockwell Science Center Non-Qualified Savings Plan.

         (b) Assumption of Non-Qualified Savings Plan Liabilities.

         (i) Effective as of the Time of Distribution, Rockwell hereby assumes, and agrees to fully perform, pay and discharge, and agrees to cause the Rockwell Automation Non-Qualified Pension Plan to assume, and to fully perform, pay and discharge, all accrued benefit and other Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) and of the Rockwell Non-Qualified Savings Plan under and relating to the Rockwell Non-Qualified Savings Plan with respect to Rockwell Automation Participants who were covered under the Rockwell Non-Qualified Savings Plan prior to the Time of Distribution.

         (ii) Effective as of the Time of Distribution, Rockwell Science Center hereby assumes, and agrees to fully perform, pay and discharge, and agrees to cause the

Rockwell Science Center Non-Qualified Savings Plan to assume, and to fully perform, pay and discharge, all accrued benefit and other Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) and of the Rockwell Non-Qualified Savings Plan under and relating to the Rockwell Non-Qualified Savings Plan with respect to Rockwell Science Center Participants who were covered under the Rockwell Non-Qualified Savings Plan prior to the Time of Distribution.

         (iii) Effective as of the Time of Distribution, Rockwell Collins hereby assumes, and agrees to fully perform, pay and discharge, and agrees to cause the Rockwell Non-Qualified Savings Plan to retain, and to fully perform, pay and discharge, all accrued benefit and other Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) and of the Rockwell Non-Qualified Savings Plan under and relating to the Rockwell Non-Qualified Savings Plan with respect to all participants who were covered under the Rockwell Non-Qualified Savings Plan prior to the Time of Distribution (other than Rockwell Automation Participants and Rockwell Science Center Participants), including all Rockwell Collins Participants.

         Section 4.05 Canadian Savings Plans.

         (a) Rockwell Collins Canadian Savings Plan.

         (i) As of the end of the Canadian Holdover Term, a member of the Rockwell Collins Group will have established, and will cover the Active Rockwell Collins Canadian Employees who participated in the Rockwell Canadian Savings Plan prior to the end of the Canadian Holdover Term under, a group registered retirement savings plan (the "Rockwell Collins Canadian Savings Plan"). The terms of the Rockwell Collins Canadian Savings Plan will be substantially similar to the terms of the Rockwell Canadian Savings Plan. The Rockwell Collins Canadian Savings Plan will credit each participating Active Rockwell Collins Canadian Employee for purpose of eligibility with all service which had been credited to such employee for such purpose under the Rockwell Canadian Savings Plan immediately prior to the end of the Canadian Holdover Term.

         (ii) After the end of the Canadian Holdover Term, each Active Rockwell Collins Canadian Employee who participated in the Rockwell Canadian Savings Plan will be permitted to transfer his or her account balances from the Rockwell Canadian Savings Plan to the Rockwell Collins Canadian Savings Plan, the Rockwell Collins Canadian Pension Plan or any other vehicle as may be provided by law, in accordance with the terms of the respective plans and applicable law.

         (iii) Effective as of the end of the Canadian Holdover Term, each Active Rockwell Collins Canadian Employee will cease to be eligible to contribute to his or her Rockwell Canadian Savings Plan accounts. None of Rockwell Collins, the Rockwell Collins Subsidiaries, Affiliates of any of the foregoing or the Rockwell Collins Canadian Savings Plan will have or acquire any interest in or right to any of the assets of the Rockwell Canadian Savings Plan, and Rockwell will retain full power and authority with respect to the amendment and termination of the Rockwell Canadian Savings Plan and the investment and disposition of assets held in the Rockwell Canadian Savings Plan to the extent permitted by law.

         (b) Rockwell Collins Canadian Deferred Profit Sharing Plan.

         (i) As of the end of the Canadian Holdover Term, a member of the Rockwell Collins Group will have established, and will cover the Active Rockwell Collins Canadian Employees who participated in the Rockwell Canadian Deferred Profit Sharing Plan prior to the end of the Canadian Holdover Term under, a deferred profit sharing plan (the "Rockwell Collins Canadian Deferred Profit Sharing Plan"). The terms of the Rockwell Collins Canadian Deferred Profit Sharing Plan will be substantially similar to the terms of the Rockwell Canadian Deferred Profit Sharing Plan. The Rockwell Collins Canadian Deferred Profit Sharing Plan will credit each participating Active Rockwell Collins Canadian Employee for purposes of vesting and eligibility with all service which had been credited to such employee for such purposes under the Rockwell Canadian Deferred Profit Sharing Plan immediately prior to the end of the Canadian Holdover Term. Prior to or as soon as possible after the end of the Canadian Holdover Term, Rockwell will cause the Rockwell Canadian Deferred Profit Sharing Plan to be amended to provide for the immediate vesting as of the end of the Canadian Holdover Term of all account balances of the Active Rockwell Collins Canadian Employees under the Rockwell Canadian Deferred Profit Sharing Plan.

         (ii) After the end of the Canadian Holdover Term, each Active Rockwell Collins Canadian Employee who participated in the Rockwell Canadian Deferred Profit Sharing Plan will be permitted to transfer his or her account balances from the Rockwell Canadian Deferred Profit Sharing Plan to the Rockwell Collins Canadian Deferred Profit Sharing Plan, the Rockwell Collins Canadian Pension Plan or any other vehicle as may be provided by law, in accordance with the terms of the respective plans and applicable law. After the end of the Canadian Holdover Term, within the time required by law or the terms of the Rockwell Canadian Deferred Profit Sharing Plan, each Active Rockwell Collins Canadian Employee who participated in the Rockwell Canadian Deferred Profit Sharing Plan will be paid such individual's account balances in the Rockwell Canadian Deferred Profit Sharing Plan in a lump sum (in accordance with the terms of the Rockwell Canadian Deferred Profit Sharing Plan and applicable law) unless he or she transfers his or her account balances from the Rockwell Canadian Deferred Profit Sharing Plan to the Rockwell Collins Canadian Deferred Profit Sharing Plan, the Rockwell Collins Canadian Pension Plan or any other vehicle as may be provided by law, in accordance with the terms of the respective plans and applicable law.

         (iii) Effective as of the end of the Canadian Holdover Term, each Active Rockwell Collins Canadian Employee will cease to be eligible to receive contributions in respect of his or her Rockwell Canadian Deferred Profit Sharing Plan accounts. None of Rockwell Collins, the Rockwell Collins Subsidiaries, Affiliates of any of the foregoing or the Rockwell Collins Canadian Deferred Profit Sharing Plan will have or acquire any interest in or right to any of the assets of the Rockwell Canadian Deferred Profit Sharing Plan, and Rockwell will retain full power and authority with respect to the amendment and termination of the Rockwell Canadian Deferred Profit Sharing Plan and the investment and disposition of assets held in the Rockwell Canadian Deferred Profit Sharing Plan to the extent permitted by law.

         (c) Rockwell Collins Canadian Employees Profit Sharing Plan.

         (i) As of the end of the Canadian Holdover Term, a member of the Rockwell Collins Group will have established, and will cover the Active Rockwell Collins Canadian Employees who participated in the Rockwell Canadian Employees Profit Sharing Plan prior to the end of the Canadian Holdover Term under, an employees profit sharing plan (the "Rockwell Collins Canadian Employees Profit Sharing Plan"). The terms of the Rockwell Collins Canadian Employees Profit Sharing Plan will be substantially similar to the terms of the Rockwell Canadian Employees Profit Sharing Plan. The Rockwell Collins Canadian Employees Profit Sharing Plan will credit each participating Active Rockwell Collins Canadian Employee for purposes of vesting and eligibility with all service which had been credited to such employee for such purposes under the Rockwell Canadian Employees Profit Sharing Plan immediately prior to the end of the Canadian Holdover Term. Prior to or as soon as possible after the end of the Canadian Holdover Term, Rockwell will cause the Rockwell Canadian Employees Profit Sharing Plan to be amended to provide for the immediate vesting as of the end of the Canadian Holdover Term of all account balances of the Active Rockwell Collins Canadian Employees under the Rockwell Canadian Employees Profit Sharing Plan.

         (ii) After the end of the Canadian Holdover Term, within the time required by law or the terms of the Rockwell Canadian Employees Profit Sharing Plan, each Active Rockwell Collins Canadian Employee who participated in the Rockwell Canadian Employees Profit Sharing Plan will be paid such individual's account balances in a lump sum in accordance with the terms of the Rockwell Canadian Employees Profit Sharing Plan and applicable law.

         (iii) Effective as of the end of the Canadian Holdover Term, each Active Rockwell Collins Canadian Employee will cease to be eligible to contribute to, or receive contributions in respect of, his of her Rockwell Canadian Employees Profit

Sharing Plan accounts. None of Rockwell Collins, the Rockwell Collins Subsidiaries, Affiliates of any of the foregoing or the Rockwell Collins Canadian Employees Profit Sharing Plan will have or acquire any interest in or right to any of the assets of the Rockwell Canadian Employees Profit Sharing Plan, and Rockwell will retain full power and authority with respect to the amendment and termination of the Rockwell Canadian Employees Profit Sharing Plan and the investment and disposition of assets held in the Rockwell Canadian Employees Profit Sharing Plan to the extent permitted by law.

                                    ARTICLE V

                                   STOCK PLANS

         Section 5.01  Stock Plans.

         (a) Rockwell will take all action necessary or appropriate so that each Rockwell Option held by a Rockwell Automation Optionee that is outstanding as of the Time of Distribution is adjusted pursuant to the equitable adjustment provisions of the applicable Rockwell Stock Plan under which such Rockwell Option was granted. The number of shares of Rockwell Common Stock subject to such option and the per-share exercise price of such option will be determined as set forth on Schedule 5.01(a). Such adjusted Rockwell Option will otherwise have the same terms and conditions as those in effect prior to the adjustment.

         (b) Rockwell and Rockwell Collins will take all action necessary or appropriate so that each Rockwell Option held by a Rockwell Collins Optionee that is outstanding as of the Time of Distribution will be and become a Rockwell Collins Option pursuant to the equitable adjustment provisions of the applicable Rockwell Stock Plan under which such Rockwell Option was granted. The number of shares of Rockwell Collins Common Stock subject to the Rockwell Collins Option and the per-share exercise price of such Rockwell Collins Option will be determined as set forth on Schedule 5.01(b). Such Rockwell Collins Option will otherwise have substantially the same terms and conditions as the corresponding Rockwell Option being replaced, except that references to Rockwell will be changed to refer to Rockwell Collins and references to any of the Rockwell Stock Plans will be changed to refer to Rockwell Collins' applicable stock option plan.

         (c) Rockwell and Rockwell Collins will take all action necessary or appropriate so that each Rockwell Split Option will be adjusted pursuant to the equitable adjustment and other provisions of the applicable Rockwell Stock Plan under which such Rockwell Split Option was granted. The number of shares of Rockwell Common Stock subject to such Rockwell Split Option and the per-share exercise price of such Rockwell Split Option will be determined as set forth on
Schedule 5.01(c)(i). Such adjusted Rockwell Split Option will otherwise have the same terms and conditions as those in effect immediately prior to the adjustment. In addition, each Rockwell Split Optionee holding a Rockwell Split Option as of the Time of Distribution will receive a Rockwell Collins Option pursuant to the equitable adjustment and other provisions of the applicable Rockwell Stock Plan under which such Rockwell Split Option was granted. The number of shares of Rockwell Collins Common Stock subject to such Rockwell Collins Option and the per-share exercise price of such Rockwell Collins Option will be determined as set forth on Schedule 5.01(c)(ii). Such Rockwell Collins Option will otherwise have substantially the same terms and conditions as the corresponding Rockwell Split Option being adjusted, except that references to Rockwell will be changed to refer to Rockwell Collins and references to any of the Rockwell Stock Plans will be changed to refer to Rockwell Collins' applicable stock option plan.

                                   ARTICLE VI

                        OTHER EMPLOYEE PLANS AND MATTERS

         Section 6.01  Welfare Plans.

         (a) As of the Time of Distribution, Rockwell Collins and the Rockwell Collins Subsidiaries will have established or assumed, and will cover all Rockwell Collins Welfare Participants under, Welfare Plans and other employee welfare benefit and fringe benefit arrangements (collectively, "Rockwell Collins Welfare Plans") that are comparable in the aggregate to the Rockwell Welfare Plans that covered Rockwell Collins Welfare Participants immediately prior to the Time of Distribution. As of the Time of Distribution, Rockwell Science Center and the Rockwell Science Center Subsidiaries will have established or assumed, and will cover Rockwell Science Center Participants under, Welfare Plans and other employee welfare benefit and fringe benefit arrangements (collectively, "Rockwell Science Center Welfare Plans") that are comparable in the aggregate to the Rockwell Welfare Plans that covered Rockwell Science Center Participants immediately prior to the Time of Distribution.

         (b) (i) The Rockwell Collins Welfare Plans will provide for the immediate participation of those Rockwell Collins Welfare Participants who participated in the corresponding Rockwell Welfare Plans immediately prior to the Time of Distribution. Each of the Rockwell Collins Welfare Plans will credit each Rockwell Collins Welfare Participant for all Rockwell Collins Welfare Plan purposes with all service and any other item which had been credited to or otherwise accumulated for the benefit of such participant under the corresponding Rockwell Welfare Benefit Plans immediately prior to the Time of Distribution, including service credited toward any waiting periods and amounts credited toward any medical or health insurance deductible or co-payment. Without limiting the generality of the foregoing, each Rockwell Collins Welfare Plan, to the extent applicable: (A) will recognize all amounts applied to deductibles, co-payments, out-of-pocket maximums and lifetime maximum benefits with respect to Rockwell Collins Welfare Participants under the corresponding Rockwell Welfare Plan for the plan year that includes the Time of Distribution and for prior periods (if applicable); (B) will recognize all service credited to waiting periods with respect to Rockwell Collins Welfare Participants under the corresponding Rockwell Welfare Plan; (C) will not impose any limitations on coverage of pre-existing conditions of Rockwell Collins Welfare Participants, except to the extent such limitations applied to such participants under the corresponding Rockwell Welfare Plan immediately before such Rockwell Collins Welfare Plan became effective; and (D) will not impose any other conditions (such as proof of good health, evidence of insurability or a requirement of a physical examination) upon the participation by Rockwell Collins Welfare Participants who were participating in the corresponding Rockwell Welfare Plan immediately before such Rockwell Collins Welfare Plan became effective.

         (ii) The Rockwell Science Center Welfare Plans will provide for the immediate participation of those Rockwell Science Center Participants who participated in the corresponding Rockwell Welfare Plans immediately prior to the Time of Distribution. Each of the Rockwell Science Center Welfare Plans will credit each Rockwell Science Center Participant for all Rockwell Science Center Welfare Plan purposes with all service and any other item which had been credited to or otherwise accumulated for the benefit of such participant under the corresponding Rockwell Welfare Benefit Plans immediately prior to the Time of Distribution, including service credited toward any waiting periods and amounts credited toward any medical or health insurance deductible or co-payment. Without limiting the generality of the foregoing, each Rockwell Science Center Welfare Plan, to the extent applicable: (A) will recognize all amounts applied to deductibles, co-payments, out-of-pocket maximums and lifetime maximum benefits with respect to Rockwell Science Center Participants under the corresponding Rockwell Welfare Plan for the plan year that includes the Time of Distribution and for prior periods (if applicable); (B) will recognize all service credited to waiting periods with respect to Rockwell Science Center Participants under the corresponding Rockwell Welfare Plan; (C) will not impose any limitations on coverage of pre-existing conditions of Rockwell Science Center Participants, except to the extent such limitations applied to such participants under the corresponding Rockwell Welfare Plan immediately before such Rockwell Science Center Welfare Plan became effective; and (D) will not impose any other conditions (such as proof of good health, evidence of insurability or a requirement of a physical examination) upon the participation by Rockwell Science Center Participants who were participating in the corresponding Rockwell Welfare Plan immediately before such Rockwell Science Center Welfare Plan became effective.

         (c) (i) As of the Time of Distribution, Rockwell Collins and the Rockwell Collins Subsidiaries will credit each Active Rockwell Collins Employee with the unused vacation days and personal and sickness days accrued immediately prior to the Distribution in accordance with the vacation and personnel policies and labor agreements of Rockwell and its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) applicable to such employee in effect immediately prior to the Time of Distribution.

         (ii) As of the Time of Distribution, Rockwell Science Center and the Rockwell Science Center Subsidiaries will credit each Active Rockwell Science Center Employee with the unused vacation days and personal and sickness days accrued immediately prior to the Distribution in accordance with the vacation and personnel policies of Rockwell and its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) applicable to such employee in effect immediately prior to the Time of Distribution.

         (d) (i) From and after the Time of Distribution, except as specifically set forth in this Agreement, Rockwell Collins and the Rockwell Collins Subsidiaries hereby assume or retain, as the case may be, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) in respect of Rockwell Collins Welfare Participants (and claims by or relating to Rockwell Collins Welfare Participants) with respect to employee welfare and fringe benefits (including medical, dental, life, travel, accident, short- and long-term disability, hospitalization, workers' compensation and other insurance benefits), whether under the Rockwell Welfare Plans, the Rockwell Collins Welfare Plans or otherwise, whether incurred, or arising in connection with incidents occurring, before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution. Without limiting the generality of the foregoing, from and after the Time of Distribution, Rockwell Collins and the Rockwell Collins Subsidiaries (or where appropriate, the Rockwell Collins Welfare Plans) hereby assume, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) in respect of Rockwell Collins Welfare Participants (and claims by or relating to Rockwell Collins Welfare Participants) with respect to retiree health and welfare benefits and retiree life insurance benefits, whether under the Rockwell Welfare Plans, the Rockwell Collins Welfare Plans or otherwise, whether incurred, or arising in connection with incidents occurring, before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution.

         (ii) From and after the Time of Distribution, except as specifically set forth in this Agreement, Rockwell Science Center and the Rockwell Science Center Subsidiaries hereby assume or retain, as the case may be, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the

Rockwell Science Center Group) in respect of Rockwell Science Center Participants (and claims by or relating to Rockwell Science Center Participants) with respect to employee welfare and fringe benefits (including medical, dental, life, travel, accident, short- and long-term disability, hospitalization, workers' compensation and other insurance benefits), whether under the Rockwell Welfare Plans, the Rockwell Science Center Welfare Plans or otherwise, whether incurred, or arising in connection with incidents occurring, before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution. Without limiting the generality of the foregoing, from and after the Time of Distribution, Rockwell Science Center and the Rockwell Science Center Subsidiaries (or where appropriate, the Rockwell Science Center Welfare Plans) hereby assume, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) in respect of Rockwell Science Center Participants (and claims by or relating to Rockwell Science Center Participants) with respect to retiree health and welfare benefits and retiree life insurance benefits, whether under the Rockwell Welfare Plans, the Rockwell Science Center Welfare Plans or otherwise, whether incurred, or arising in connection with incidents occurring, before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution.

         (iii) From and after the Time of Distribution, except as specifically set forth in this Agreement, Rockwell and the Rockwell Subsidiaries hereby assume or retain, as the case may be, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) in respect of Rockwell Automation Participants (and claims by or relating to Rockwell Automation Participants) with respect to employee welfare and fringe benefits (including medical, dental, life, travel, accident, short- and long-term disability, hospitalization, workers' compensation and other insurance benefits), whether under the Rockwell Welfare Plans or otherwise, whether incurred, or arising in connection with incidents occurring, before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution. Without limiting the generality of the foregoing, from and after the Time of Distribution, Rockwell and the Rockwell Subsidiaries (or where appropriate, the Rockwell Welfare Plans) hereby assume or retain, as the case may be, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) in respect of Rockwell Automation Participants (and claims by or relating to Rockwell Automation Participants) with respect to retiree health and welfare benefits and retiree life insurance benefits, whether under the Rockwell Welfare Plans or otherwise, whether incurred, or arising in connection with incidents occurring, before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution.

         Section 6.02  Incentive Compensation Plans.

         (a) Effective as of the Time of Distribution, Rockwell hereby assumes or retains, as the case may be, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities (including liability for earned but unpaid incentive payments) of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) for, due to and/or attributable to Rockwell Automation Participants under the Rockwell International Business Unit Long-Term Incentive Plan (the "LTIP"), the Incentive Compensation Plan and all other long-term, annual and other incentive compensation plans and arrangements of Rockwell and its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) in effect at or prior to the Time of Distribution.

         (b) Effective as of the Time of Distribution, Rockwell Science Center hereby assumes or retains, as the case may be, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities (including liability for earned but unpaid incentive payments) of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) for, due to and/or attributable to Rockwell Science Center Participants under the LTIP, the Incentive Compensation Plan and all other long-term, annual and other incentive compensation plans and arrangements of Rockwell and its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) in effect at or prior to the Time of Distribution.

         (c) Effective as of the Time of Distribution, Rockwell Collins hereby assumes or retains, as the case may be, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities (including liability for earned but unpaid incentive payments) of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) for, due to and/or attributable to Pre-Distribution Group Employees (other than Rockwell Automation Participants and Rockwell Science Center Participants), including all Rockwell Collins Participants, under the LTIP, the Incentive Compensation Plan and all other long-term, annual and other incentive compensation plans and arrangements of Rockwell and its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) in effect at or prior to the Time of Distribution. Notwithstanding the fact that, pursuant to this Section 6.02(c), Rockwell Collins is responsible for the payment of amounts due to Former Rockwell Corporate Employees under the incentive compensation plans and arrangements described in the preceding sentence, Rockwell will determine in its sole discretion the amount of such payments payable to Former Rockwell Corporate Employees in respect of the fiscal year ending September 30, 2001, provided that such amount shall not exceed the amount of such payments made to Former Rockwell Corporate Employees in respect of the fiscal year ended September 30, 2000.

         Section 6.03  Deferred Compensation Plan.

         (a) Establishment and Sponsorship of Deferred Compensation Plans.

         (i) Prior to the Time of Distribution, Rockwell will have established
(A) a new deferred compensation plan (the "Rockwell Automation Deferred Compensation Plan"), the purpose of which will be to provide benefits to Rockwell Automation Participants and (B) a new deferred compensation plan (the "Rockwell Science Center Deferred Compensation Plan"), the purpose of which will be to provide benefits to Rockwell Science Center Participants. The Rockwell Automation Deferred Compensation Plan and the Rockwell Science Center Deferred Compensation Plan each will be substantially similar in all material respects to the Rockwell Deferred Compensation Plan, and will provide a benefit formula which will be substantially similar in all material respects to the benefit formula that the Rockwell Deferred Compensation Plan provided immediately prior to the Time of Distribution. The Rockwell Automation Deferred Compensation Plan and the Rockwell Science Center Deferred Compensation Plan each will credit each participant thereunder for purposes of eligibility to participate, vesting, benefit accruals and all other plan purposes with all service which had been credited to such participant for such purposes under the Rockwell Deferred Compensation Plan immediately prior to the Time of Distribution.

         (ii) Effective as of the Time of Distribution, Rockwell Collins hereby assumes sponsorship of the Rockwell Deferred Compensation Plan, and (if not already completed) will promptly change the name of the Rockwell Deferred Compensation Plan to the "Rockwell Collins Deferred Compensation Plan". Effective as of the Time of Distribution, Rockwell hereby retains sponsorship of the Rockwell Automation Deferred Compensation Plan. Effective as of the Time of Distribution, Rockwell Science Center hereby assumes sponsorship of the Rockwell Science Center Deferred Compensation Plan.

         (b) Assumption of Deferred Compensation Plan Liabilities.

         (i) Effective as of the Time of Distribution, Rockwell hereby assumes, and agrees to fully perform, pay and discharge, and agrees to cause the Rockwell Automation Deferred Compensation Plan to assume, and to fully perform, pay and discharge, all accrued benefit and other Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) and of the Rockwell Deferred Compensation Plan under and relating to the Rockwell Deferred Compensation Plan with respect to Rockwell

Automation Participants who were covered under the Rockwell Deferred Compensation Plan prior to the Time of Distribution.

         (ii) Effective as of the Time of Distribution, Rockwell Science Center hereby assumes, and agrees to fully perform, pay and discharge, and agrees to cause the Rockwell Science Center Deferred Compensation Plan to assume, and to fully perform, pay and discharge, all accrued benefit and other Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) and of the Rockwell Deferred Compensation Plan under and relating to the Rockwell Deferred Compensation Plan with respect to Rockwell Science Center Participants who were covered under the Rockwell Deferred Compensation Plan prior to the Time of Distribution.

         (iii) Effective as of the Time of Distribution, Rockwell Collins hereby assumes, and agrees to fully perform, pay and discharge, and agrees to cause the Rockwell Deferred Compensation Plan to retain, and to fully perform, pay and discharge, all accrued benefit and other Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) and of the Rockwell Deferred Compensation Plan under and relating to the Rockwell Deferred Compensation Plan with respect to all participants who were covered under the Rockwell Deferred Compensation Plan prior to the Time of Distribution (other than Rockwell Automation Participants and Rockwell Science Center Participants), including all Rockwell Collins Participants.

         Section 6.04  Severance Pay.

         (a) Rockwell, Rockwell Collins and Rockwell Science Center acknowledge and agree that the transactions contemplated by the Transaction Agreements will not constitute a severance of employment of any Active Rockwell Automation Employee, Active Rockwell Collins Employee or Active Rockwell Science Center Employee prior to or as a result of the transactions contemplated thereby, and that individuals who, in connection with the Distribution, become Active Rockwell Automation Employees, Active Rockwell Collins Employees or Active Rockwell Science Center Employees pursuant to this Agreement will not be deemed to have experienced a termination, layoff or severance of employment from Rockwell and its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group), in each case for purposes of any policy, plan, program or agreement of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) that provides for the payment of severance, salary continuation or similar benefits.

         (b) (i) Rockwell and the Rockwell Subsidiaries hereby assume or retain (as applicable), and will be solely responsible for, and will fully perform, pay and discharge, all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) in connection with claims made by or on behalf of Rockwell Automation Participants in respect of severance pay, salary continuation and similar obligations relating to the termination or alleged termination (whether voluntary or involuntary) of any such person's employment, whether such termination or alleged termination occurred before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution (whether or not such claim is based on any severance policy, agreement, arrangement or program which may exist or arise under any contract, employment agreement or collective bargaining agreement or under any Federal, state, local, provincial or foreign law).

         (ii) Rockwell Science Center and the Rockwell Science Center Subsidiaries hereby assume or retain (as applicable), and will be solely responsible for, and will fully perform, pay and discharge, all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) in connection with claims made by or on behalf of Rockwell Science Center Participants in respect of severance pay, salary continuation and similar obligations relating to the termination or alleged termination (whether voluntary or involuntary) of any such person's employment, whether such termination or alleged termination occurred before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution (whether or not such claim is based on any severance policy, agreement, arrangement or program which may exist or arise under any contract, employment agreement or collective bargaining agreement or under any Federal, state, local, provincial or foreign law).

         (iii) Rockwell Collins and the Rockwell Collins Subsidiaries hereby assume or retain (as applicable), and will be solely responsible for, and will fully perform, pay and discharge, all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) in connection with claims made by or on behalf of all Pre-Distribution Group Employees (other than Rockwell Automation Participants and Rockwell Science Center Participants), including all Rockwell Collins Participants, in respect of severance pay, salary continuation and similar obligations relating to the termination or alleged termination (whether voluntary or involuntary) of any such person's employment, whether such termination or alleged termination occurred before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution (whether or not such claim is based on any severance policy, agreement, arrangement or program which may exist or arise under any contract, employment agreement or collective bargaining agreement or under any Federal, state, local, provincial or foreign law).

         Section 6.05 Employment, Consulting and Other Employee Related Agreements.

         (a) Effective as of the Time of Distribution, Rockwell and the Rockwell Subsidiaries hereby assume or retain (as applicable), and will be solely responsible for, and will fully perform, pay and discharge, all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) relating to Rockwell Automation Participants under their respective employment, consulting, separation, agreements to arbitrate, and other employee related agreements with any member of the Pre-Distribution Group, as the same are in effect immediately prior to the Time of Distribution.

         (b) Effective as of the Time of Distribution, Rockwell Science Center and the Rockwell Science Center Subsidiaries hereby assume or retain (as applicable), and will be solely responsible for, and will fully perform, pay and discharge, all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) relating to Rockwell Science Center Participants under their respective employment, consulting, separation, agreements to arbitrate, and other employee related agreements with any member of the Pre-Distribution Group, as the same are in effect immediately prior to the Time of Distribution.

         (c) Effective as of the Time of Distribution, Rockwell Collins and the Rockwell Collins Subsidiaries hereby assume or retain (as applicable), and will be solely responsible for, and will fully perform, pay and discharge, all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) relating to all Pre-Distribution Group Employees (other than Rockwell Automation Participants and Rockwell Science Center Participants), including all Rockwell Collins Participants, under their respective employment, consulting, separation, agreements to arbitrate, and other employee related agreements with any member of the Pre-Distribution Group, as the same are in effect immediately prior to the Time of Distribution (other than any such Liabilities described in paragraphs (d)(ii) and (d)(iii)(A) of the definition of Rockwell Automation Liabilities in the Distribution Agreement).

         Section 6.06  Other Liabilities.

         (a) (i) From and after the Time of Distribution, except as specifically set forth in this Agreement, Rockwell and the Rockwell Subsidiaries hereby assume or retain, as the case may be, and will be solely responsible for, and will fully perform, pay and discharge, all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) arising out of or relating to the employment of Rockwell Automation Participants by any member of the Pre-Distribution Group, whether pursuant to benefit plans or otherwise and whether such Liabilities arose before, at or after the Time of Distribution or any claim is made with respect thereto before, at or after the Time of Distribution.

         (ii) From and after the Time of Distribution, except as specifically set forth in this Agreement, Rockwell Science Center and the Rockwell Science Center Subsidiaries hereby assume or retain, as the case may be, and will be solely responsible for, and will fully perform, pay and discharge, all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) arising out of or relating to the employment of Rockwell Science Center Participants by any member of the Pre-Distribution Group, whether pursuant to benefit plans or otherwise and whether such Liabilities arose before, at or after the Time of Distribution or any claim is made with respect thereto before, at or after the Time of Distribution.

         (iii) From and after the Time of Distribution, except as specifically set forth in this Agreement, Rockwell Collins and the Rockwell Collins Subsidiaries hereby assume or retain, as the case may be, and will be solely responsible for, and will fully perform, pay and discharge, all Liabilities of Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) arising out of or relating to the employment of Pre-Distribution Group Employees (other than Rockwell Automation Participants and Rockwell Science Participants), including all Rockwell Collins Participants, by any member of the Pre-Distribution Group, whether pursuant to benefit plans or otherwise and whether such Liabilities arose before, at or after the Time of Distribution or any claim is made with respect thereto before, at or after the Time of Distribution (other than any such Liabilities described in paragraphs (d)(ii) and (d)(iii)(A) of the definition of Rockwell Automation Liabilities in the Distribution Agreement).

         Section 6.07 Funding of Master Rabbi Trusts. Prior to the Time of Distribution, each of the Rockwell Master Rabbi Trust, the Rockwell Automation Master Rabbi Trust and the Rockwell Science Center Master Rabbi Trust will have been funded by Rockwell in an amount (if any) determined by the Rockwell Board (which amounts would be in respect of a portion of the compensation deferred on behalf of Rockwell Collins Participants, Rockwell Automation Participants and Rockwell Science Center Participants, respectively, under the Rockwell Deferred Compensation Plan, and earnings deemed credited thereon, from and after June 1,
2000). After the Time of Distribution, (i) Rockwell Collins will make all contributions required to be made after the Time of Distribution to the Rockwell Master Rabbi Trust pursuant to the terms thereof, (ii) Rockwell will make all contributions required to be made after the Time of Distribution to the Rockwell Automation Master Rabbi Trust pursuant to the terms thereof and (iii) Rockwell Science Center will make all contributions required to be made after the Time of Distribution to the Rockwell Science Center Master Rabbi Trust pursuant to the terms thereof.

                                  ARTICLE VII

                                 MISCELLANEOUS

         Section 7.01 Indemnification. All Liabilities retained or assumed by or allocated to Rockwell Collins or any Rockwell Collins Subsidiary pursuant to this Agreement will be deemed to be Rockwell Collins Liabilities (as defined in the Distribution Agreement), all Liabilities retained or assumed by or allocated to Rockwell Science Center or any Rockwell Science Center Subsidiary pursuant to this Agreement will be deemed to be Rockwell Science Center Liabilities (as defined in the Distribution Agreement) and all Liabilities retained or assumed by or allocated to Rockwell or any Rockwell Subsidiary pursuant to this Agreement will be deemed to be Rockwell Automation Liabilities (as defined in the Distribution Agreement), and, in each case, will be subject to the indemnification provisions set forth in Article IV of the Distribution Agreement.
         Section 7.02 Cooperation. Rockwell, Rockwell Collins and Rockwell Science Center will cooperate in taking all such action as may be necessary or appropriate to implement the provisions of this Agreement, including making all appropriate filings as may be required under ERISA or the Code, the regulations thereunder and any other applicable laws, exchanging and sharing all appropriate records, amending plan, trust, record keeping and other related documents and implementing all appropriate communications with participants.

         Section 7.03 Sharing of Information. Each of Rockwell, Rockwell Collins and Rockwell Science Center will, and will cause each of their respective Subsidiaries to, provide to the other all such Information in its possession as the other may reasonably request to enable the requesting party to administer its employee benefit plans and programs, and to determine the scope of, and fulfill, its obligations under this Agreement. Such Information will, to the extent reasonably practicable, be provided in the format and at the times and places requested, but in no event will the party providing such Information be obligated to incur any out-of-pocket expense not reimbursed by the party making such request, nor to make such Information available outside its normal business hours and premises. Any Information shared or exchanged pursuant to this Agreement will be subject to the same confidentiality requirements set forth in the Distribution Agreement.

         Section 7.04 Entire Agreement; Construction. This Agreement, the Distribution Agreement and the other Ancillary Agreements, including any annexes, schedules and exhibits hereto or thereto, and other agreements and documents referred to herein and therein, will together constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and will supersede all prior negotiations, agreements and understandings of the parties of any nature, whether oral or written, with respect to such subject matter. Notwithstanding any other provisions in this Agreement to the contrary, in the event and to the extent that there is a conflict between the provisions of this Agreement and the provisions of the Distribution Agreement, the provisions of this Agreement will control.

         Section 7.05 Survival of Agreements. Except as otherwise contemplated by this Agreement, all covenants and agreements of the parties contained in this Agreement will remain in full force and effect and survive the Time of Distribution.

         Section 7.06 Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to the conflicts of law principles of such State, except that (i) the provisions of Sections 3.04 and 3.05 (and the definitions hereof and other provisions of this Article VII to the extent relating to such sections) will be governed by and construed in accordance with the laws of the United Kingdom and
(ii) the provisions of Sections 3.06 and 4.05 (and the definitions hereof and other provisions of this Article VII to the extent relating to such sections) will be governed by and construed in accordance with the laws of Canada.

         Section 7.07 Notices. All notices, requests, claims, demands and other communications required or permitted to be given hereunder will be in writing and will be delivered by hand or telecopied, e-mailed or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and will be deemed given when so delivered by hand or telecopied, when e-mail confirmation is received if delivered by e-mail, or three business days after being so mailed (one business day in the case of express mail or overnight courier service). All such notices, requests, claims, demands and other communications will be addressed as set forth in Section 6.05 of the Distribution Agreement, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

         Section 7.08 Amendments. This Agreement cannot be amended, modified or supplemented except by a written agreement executed by each party affected thereby.

         Section 7.09 Assignment. No party to this Agreement will convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties in their sole and absolute discretion, except that any party may (without obtaining any consent) assign any of its rights hereunder to a successor to all or any part of its business. Any such conveyance, assignment or transfer requiring the prior written consent of the other parties which is made without such consent will be void ab initio. No assignment of this Agreement will relieve any assigning party of its obligations hereunder.

         Section 7.10 Captions; Currency. The article, section and paragraph captions herein and the table of contents hereto are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof. Unless otherwise specified, all references herein to numbered articles or sections are to articles and sections of this Agreement and all references herein to schedules are to schedules to this Agreement. Unless otherwise specified, all references contained in this Agreement, in any schedule referred to herein or in any instrument or document delivered pursuant hereto to dollars or "$" will mean United States Dollars.

         Section 7.11 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and will in no way be affected, impaired or invalidated thereby. If the economic or legal substance of the transactions contemplated hereby is affected in any manner adverse to any party as a result thereof, the parties will negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

         Section 7.12 Parties in Interest. This Agreement is binding upon and is for the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not made for the benefit of any Person not a party hereto, and no Person other than the parties hereto or their respective successors and permitted assigns will acquire or have any benefit, right, remedy or claim under or by reason of this Agreement. No provision of this Agreement will be construed (a) to limit the right of Rockwell, any Rockwell Subsidiary, Rockwell Collins, any Rockwell Collins Subsidiary, Rockwell Science Center or any Rockwell Science Center Subsidiary to amend or terminate any of their plans; provided, however, that Rockwell Collins, the Rockwell Collins Subsidiaries, Rockwell Science Center and the Rockwell Science Center Subsidiaries will be obligated to maintain employee benefit plans and arrangements until at least January 1, 2003 which are substantially similar in all material respects to those which had been maintained or provided by Rockwell or any of its Subsidiaries (including members of the Rockwell Collins Group and members of the Rockwell Science Center Group) immediately prior to the Time of Distribution, or
(b) to create any right or entitlement whatsoever in any employee, former employee or beneficiary including, without limitation, a right to continued employment or to any benefit under a plan or any other benefit or compensation. For purposes of Sections 3.04 and 3.05, a person who is not a party to this Agreement has no rights under the Contracts (Rights of Third Parties)

Act 1999 to enforce any term of this Agreement, provided that the foregoing does not affect any right or remedy of a third party which exists or is available apart from that Act.

         Section 7.13 Schedules. All schedules attached hereto are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Capitalized terms used in the schedules hereto but not otherwise defined therein will have the respective meanings assigned to such terms in this Agreement.

         Section 7.14 Termination. This Agreement may be terminated and the Distribution abandoned at any time prior to the Time of Distribution by and in the sole discretion of the Rockwell Board without the approval of Rockwell Collins, Rockwell Science Center or Rockwell's shareowners. In the event of such termination, no party will have any liability of any kind to any other party on account of such termination.

         Section 7.15 Waivers; Remedies. No failure or delay on the part of Rockwell, Rockwell Collins or Rockwell Science Center in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver on the part of Rockwell, Rockwell Collins or Rockwell Science Center of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor will any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties may otherwise have at law or in equity.

         Section 7.16 Counterparts. This Agreement may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.

         Section 7.17 Performance. Each party will cause to be performed and hereby guarantees the performance of all actions, agreements and obligations set forth herein to be performed by any Subsidiary or Affiliate of such party.

         Section 7.18 Interpretation. Any reference herein to any Federal, state, local, provincial or foreign law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. For the purposes of this Agreement, (a) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (b) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, (c) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation" and (d) all references to any plan shall be deemed to include any amendments thereto.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties as of the date first hereinabove written.

                              ROCKWELL INTERNATIONAL CORPORATION


                              By:   /s/ William J. Calise, Jr.
                                    Name:     William J. Calise, Jr.
                                    Title:    Senior Vice President,
                                                General Counsel and Secretary

                              ROCKWELL COLLINS, INC.


                              By:   /s/ Lawrence A. Erickson
                                    Name:     Lawrence A. Erickson
                                    Title:    Senior Vice President and
                                                Chief Financial Officer

                              ROCKWELL SCIENTIFIC COMPANY LLC


                              By:   /s/ Wayne A. Davey
                                    Name:     Wayne A. Davey
                                    Title:    Vice President and
                                                 Chief Financial Officer